UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14a
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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       Meredith Enterprises, Inc.
(Name of Registrant as Specified in Its Charter)

________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MEREDITH ENTERPRISES, INC.
3000 Sand Hill Road
Building 2, Suite 120
Menlo Park, California 94025

August 5, 2004

Dear Stockholder:

        We cordially invite you to attend our annual meeting of stockholders of Meredith Enterprises, Inc. at 11:00 a.m. local time on September 21, 2004, at The Sand Hill Conference Center, 3000 Sand Hill Road, Menlo Park, California 94025. Enclosed are the Notice of Meeting and Proxy Statement, along with a copy of our 2003 annual report on Form 10-K.

        At the annual meeting, the board of directors will ask our stockholders:

(1)	to elect three directors;

(2)	to amend our certificate of incorporation to reduce the number of authorized common shares from 15,000,000 to 4,000,000;

(3)	to amend our certificate of incorporation to authorize the issuance of up to 1,000,000 shares of preferred stock;

(4)	to amend our certificate of incorporation to allow me to own up to 39% of the company’s outstanding shares, to reduce the ownership limit of our other stockholders from 5.0% to 2.5% and to clarify the ownership limits; and

(5)	to transact any other business as may properly come before the annual meeting or any postponements or adjournments of it.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE THREE DIRECTOR NOMINEES AND “FOR” THE PROPOSED AMENDMENTS TO THE COMPANY’S CERTIFICATE OF INCORPORATION.

        Although we would very much like each stockholder to attend the annual meeting, we realize this is not possible. Whether or not you plan to be present, we would appreciate your taking a few minutes to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for your convenience.

        YOUR VOTE IS IMPORTANT TO US. We appreciate the time and consideration that I am sure you will give it.

Sincerely,

/s/ Allen K. Meredith
Allen K. Meredith
President, Chief Executive Officer and
Chairman of the Board of Directors

MEREDITH ENTERPRISES, INC.
3000 Sand Hill Road
Building 2, Suite 120
Menlo Park, California 94025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 21, 2004

        The 2004 annual meeting of stockholders of Meredith Enterprises, Inc. will be held at The Sand Hill Conference Center, 3000 Sand Hill Road, Menlo Park, California 94025 on September 21, 2004, 11:00 A.M. local time, for the following purposes:

(1)	to elect three directors;

(2)	to consider and vote on a proposal to amend our certificate of incorporation to reduce the number of authorized common shares from 15,000,000 to 4,000,000;

(3)	to consider and vote on a proposal to amend our certificate of incorporation to authorize the issuance of up to 1,000,000 shares of preferred stock;

(4)	to consider and vote on a proposal to amend our certificate of incorporation (a) to allow Allen K. Meredith to own up to 39% of the Company’s outstanding shares, (b) to reduce the ownership limit of our other stockholders from 5.0% to 2.5%, and (c) to clarify the ownership limits.

(5)	to transact any other business as may properly come before the annual meeting or any postponements or adjournments of it.

        The directors have set the close of business on July 26, 2004 as the record date to determine the stockholders who are entitled to vote at the meeting. A complete list of stockholders entitled to vote at the meeting will be available during normal business hours at our office located at 3000 Sand Hill Road, Building 2, Suite 120, Menlo Park, California 94025, for ten days before the meeting. A form of proxy card and a copy of our 2003 annual report on Form 10-K are enclosed with this notice of annual meeting and proxy statement.

        It is important that your shares are represented at this meeting. Even if you plan to attend the annual meeting, we hope that you will promptly mark, sign, date and return the enclosed proxy.

By Order of the Board of Directors

/s/ Allen K. Meredith
Allen K. Meredith
President, Chief Executive Officer and
Chairman of the Board of Directors

August 5, 2004

APPENDIX A-1	PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION
APPENDIX A-2	EXISTING CERTIFICATE OF INCORPORATION FOR COMPARISON
PURPOSES
APPENDIX B	AUDIT COMMITTEE CHARTER
APPENDIX C	NOMINATING AND GOVERNANCE COMMITTEE CHARTER
APPENDIX D	COMPENSATION AND STOCK OPTION COMMITTEE CHARTER

MEREDITH ENTERPRISES, INC.
3000 Sand Hill Road
Building 2, Suite 120
Menlo Park, California 94025

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 21, 2004

OVERVIEW AND VOTING RULES

        Meredith Enterprises, Inc. is furnishing this proxy statement to you in connection with the solicitation of proxies by and on behalf of its board of directors for the 2004 annual meeting of stockholders to be held on September 21, 2004, and at any postponements or adjournments of the meeting. The approximate date on which this proxy statement and accompanying form of proxy are first being mailed to stockholders is August 5, 2004.

        At the annual meeting, the board of directors will ask our stockholders:

(1)	to elect three directors;

(2)	to consider and vote on a proposal to amend our certificate of incorporation to reduce the number of authorized common shares from 15,000,000 to 4,000,000;

(3)	to consider and vote on a proposal to amend our certificate of incorporation to authorize the issuance of up to 1,000,000 shares of preferred stock;

(4)	to consider and vote on a proposal to amend our certificate of incorporation to (a) allow Allen K. Meredith to own up to 39% of the Company’s outstanding shares, (b) to reduce the ownership limit of our other stockholders from 5.0% to 2.5%; and (c) to clarify the ownership limits; and

(5)	to transact any other business as may properly come before the annual meeting or any postponements or adjournments of it.

        Except for procedural matters, the board of directors does not know of any matters other than those described in the notice of annual meeting that are to come before the annual meeting. If any other matters properly come before the annual meeting or any postponements or adjournments of the meeting, however, the persons named in the proxy will vote the proxy in accordance with their judgment on those matters. The persons named in the enclosed proxy may also, if a quorum is not present, vote the proxy to adjourn the meeting.

        The board of directors encourages you to read this proxy statement and the attached materials thoroughly and to take this opportunity to submit a proxy on the matters to be decided at the annual meeting.

        A holder of our common stock wishing to have his or her shares voted at the annual meeting should complete and sign the enclosed proxy and mail it in the enclosed prepaid and addressed envelope. Holders of record may also vote their shares of common stock in person at the meeting.

Who is asking for my vote?

        The board of directors is soliciting proxies in the form attached for use at the annual meeting. The persons named as proxies were selected by the board and are officers of Meredith Enterprises, Inc. If you are a stockholder of record, you may revoke your proxy before its exercise by giving written notice to our corporate secretary, Charles P. Wingard, of the revocation or by providing a duly executed proxy bearing a later date. In addition, a stockholder of record who attends the annual meeting may vote his or her shares personally and thus, revoke his or her proxy at that time. All shares of our common stock represented by valid proxies will be voted as provided on the proxy.

        If you hold your shares through a brokerage account (not an IRA or other retirement account), your brokerage firm may vote your shares under certain circumstances. Brokerage firms have authority under stock exchange rules to vote their customers’ unvoted shares on certain “routine” matters, including election of directors. When a brokerage firm votes its customers’ unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting. At our meeting, these shares will be counted as voted by the brokerage firm in the election of directors, but they will not be counted for all other matters to be voted on because these other matters are not considered “routine” under the applicable rules. We encourage you to provide instructions to your brokerage firm by submitting your proxy. This ensures your shares will be voted at the meeting.

Who can vote?

        Stockholders of record as of the close of business on July 26, 2004 are entitled to vote. On that day, there were 976,965 shares of common stock outstanding and entitled to vote and approximately 614 record holders of common stock.

Who pays for the cost of the proxy solicitation?

        We have solicited the enclosed proxy for use at the annual meeting. We will pay the expense of preparing, printing and mailing this proxy statement and the proxies we have solicited. In addition to using the mail, our officers, directors and regular employees may solicit proxies, without extra remuneration, in person or by telephone, facsimile or email.

Are stockholders entitled to appraisal rights?

        The holders of our common stock are not entitled to any appraisal rights concerning the amendments to our certificate of incorporation and the election of directors.

How can a stockholder propose business to be brought before next year’s annual meeting?

        Stockholder Proposals to Be Included in Our Proxy Statement. Under the current applicable proxy rules of the SEC, for us to consider a stockholder proposal for inclusion in our proxy statement and form of proxy relating to the 2005 annual meeting of stockholders, we must receive the proposal at our principal executive offices at 3000 Sand Hill Road, Building 2, Suite 120, Menlo Park, California 94025, not later than April 4, 2005.

        Other Stockholder Proposals. For any stockholder proposals not included in our proxy statement and form of proxy, we may use discretionary authority granted by proxy in voting on those proposals. In addition, if we do not receive notice of the matter by the date determined under our bylaws for the submission of business by stockholders, the stockholder proposal will not be considered at the meeting. (This notice requirement and deadline are independent of the notice requirement and deadline described above for a stockholder proposal to be considered for inclusion in our proxy statement and form of proxy.) Our bylaws provide that to be timely, we must receive at our principal executive offices the notice and certain related information not less than 90 and no more than 120 days prior to the anniversary of the preceding year’s annual meeting of stockholders. If the date of the annual meeting is more than 30 days before or 70 days after the anniversary date, however, as is true for the 2004 annual meeting, we must receive notice of the matter not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of the 90th day prior to that meeting or the 10th day following the date of public disclosure of the meeting date. These proxy materials are our first public disclosure of the meeting date. Therefore, to be timely under our bylaws, we must have received a proposal not included by or at the direction of the board of directors no earlier than May 24, 2004, nor later than August 15, 2004. A stockholder may nominate persons for election to our board of directors by submitting those nominations, together with certain related information required by our bylaws, in writing to our corporate secretary at our principal executive offices, at the times given in this paragraph. We have received no proposals or nominations as of the date of these proxy materials.

How are votes counted?

        Quorum. The presence, in person or by proxy, of the holders of a majority of our outstanding shares of common stock as of the record date is necessary to hold the meeting and conduct business. This is called a quorum. Shares will be counted for quorum purposes if they are represented at the meeting for any purpose other than solely to object to holding the meeting or transacting business at the meeting. Abstentions and broker non-votes count as present for establishing a quorum. A “broker non-vote” occurs with respect to a proposal when a broker is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given. The discussion in the following three paragraphs assumes that a quorum is present.

        Election of Directors – Proposal 1. The affirmative vote of a plurality of the votes duly cast is required for the election of directors. In other words, the nominees receiving the greatest number of votes will be elected. Abstentions and broker non-votes are not counted for purposes of the election of directors.

        Amendment of Certificate – Proposals 2 and 3. The affirmative vote of the holders of a majority of the outstanding common shares entitled to vote is required to approve each of Proposals 2 and 3 amending our certificate of incorporation. An abstention counts as a vote against a proposal. A broker non-vote is not counted for purposes of approving a particular proposal and thus, will have the effect of a vote against a proposal.

        Amendment of Certificate – Proposal 4. Proposal 4 to amend our certificate of incorporation to allow Allen K. Meredith to own up to 39% of the Company’s outstanding shares, to reduce the ownership limit of our other stockholders to 2.5% and to clarify the ownership limits must be approved by:

o	the affirmative vote of the holders of a majority of the outstanding common shares entitled to vote; and

o	the affirmative vote of majority of shares cast, excluding shares Mr. Meredith owns or over which he has voting power. The board determined that this second vote was advisable as it provides an additional indication of fairness of the amendment by ensuring that the amendment would be approved by a majority of the company’s stockholders voting on the amendment who were not in a position that could be viewed as having influence upon, or conflicting interests with respect to, the amendment.

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, AND NOTWITHSTANDING APPROVAL OF ANY OF PROPOSALS 2, 3 OR 4, THE BOARD OF DIRECTORS MAY ABANDON ANY SUCH AMENDMENT PRIOR TO ITS EFFECTIVENESS UNDER APPLICABLE LAW.

An abstention counts as a vote against this proposal. A broker non-vote is not counted for purposes of approving this proposal and thus, will have the effect of a vote against the proposal.

Are there any special arrangements regarding voting at the annual meeting?

        The board knows of no arrangements or commitments for the voting of shares for or against the directors nominated for election at the annual meeting or for or against the other proposals.

PROPOSAL 1 – ELECTION OF DIRECTORS

        This section gives information about the three nominees for election as directors of Meredith Enterprises: Gary B. Coursey, James P. Moore and Allen K. Meredith, each of whom is currently a director of Meredith Enterprises. At our 2002 annual meeting of stockholders, we amended and restated our certificate of incorporation to require the board of directors to be divided into three classes as nearly equal in number as possible. The terms of office of two of the nominees, Mr. Coursey and Mr. Moore, expire at this year’s annual meeting. The nominating and governance committee of our board has recommended to the board that it nominate for election to the board at this annual meeting:

o	Mr. Meredith to serve a new three-year term until our annual meeting in 2007, even though his current three-year term does not expire until our 2005 annual meeting;

o	Mr. Coursey to serve a one-year term that will expire at our 2005 annual meeting; and

o	Mr. Moore to serve a three-year term until our annual meeting in 2007.

In accordance with these recommendations of the nominating and governance committee, the board is nominating these directors for reelection to the board for the terms described above.

        To accomplish the plan described above for the terms of Mr. Meredith and Mr. Coursey, each of them will resign as a director immediately before the election of directors. Mr. Meredith will stand for election as a Class II director. Mr. Coursey will stand for election as a Class III director. Mr. Moore will stand for election as a Class II director.

        If elected, each director will serve for his respective term or until his successor is duly elected and qualified or his earlier resignation or removal. Each of the nominees has agreed to serve as a director if elected.

        The board of directors recommends a vote FOR each of the listed nominees.

Information about Director Nominees

        Gary B. Coursey, age 64, has been a director since 2003. Mr. Coursey has been the President of Gary B. Coursey and Associates, Inc. since its founding in 1971. He is a member of the American Institute of Architects and has over 31 years of experience in architecture, interior design and space planning. Mr. Coursey’s work has been recognized with numerous awards. Mr. Coursey has a Bachelor’s degree in Architecture from the Georgia Institute of Technology and an A.S. in Building Construction from Southern Polytechnic State University.

        Allen K. Meredith, age 55 and a director since August 2001, was appointed to his current positions of Chairman of the Board, President and Chief Executive Officer in August 2001. Before joining our company, Mr. Meredith had over 23 years of experience in the real estate business. Since 1994, Mr. Meredith has served as President and Chief Executive officer of Meredith Partners, where he specialized in acquiring, rehabilitating and managing suburban office and industrial commercial properties in California, including the acquisition and rehabilitation of the one million square-foot former Firestone Tire manufacturing facility in Los Angeles. From 1991 to 1994, Mr. Meredith was President and Chief Executive Officer of the Northwest Region of Trammell Crow Company, a real estate development company, where he oversaw property development, acquisition and disposition, facility and construction management, and leasing and property management for 33.1 million square feet of high-rise, office, shopping center and industrial properties. Mr. Meredith has an M.B.A. from Harvard University and a B.A. in Economics from Stanford University.

        James P. Moore, age 49, has been a director since August 2001 and serves on our Audit, Compensation and Stock Option and Nominating and Governance Committees. In 2002, Mr. Moore founded Moore Associates, LLC, a Southern California based real estate investment and development firm. Prior to forming Moore Associates, Mr. Moore was an officer of Banc One Capital Markets, Inc. (previously First Chicago) for 17 years. His most recent responsibilities were as Senior Vice President and Regional Manager, running the Western Division of the National – Corporate Department. As head of the office, his responsibilities included managing the team responsible for all banking and investment banking products, advice and services for large corporations headquartered in the 11 Western states. Mr. Moore spent a total of 13 years of his career in real estate financial services, including five years as the head of the Western Division of the Real Estate Department for First Chicago. Mr. Moore holds a B.S. in Business Administration (Finance and Real Estate) from the University of Southern California.

Information about Directors Continuing in Office

        E. Andrew Isakson, age 52, has served as one of our directors since September 2002. Mr. Isakson’s term as a Class I director expires at the 2006 annual meeting. Mr. Isakson has served as President of Isakson-Barnhart Properties, Inc. (and predecessor companies) since 1982 and is General Partner of Isakson-Barnhart Development Co., LLC. He has over 26 years of experience in commercial real estate in Atlanta and the Southeast developing, owning and managing office and retail space. Currently, Isakson-Barnhart Properties manages over 1.0 million square feet of retail and office space in Georgia, North Carolina and Tennessee. Isakson-Barnhart Development Co., LLC has developed over 2.2 million square feet of retail space since its inception. Mr. Isakson has been a licensed real estate broker since 1974 and received a B.A. from Vanderbilt University.

        Patricia F. Meidell, age 63 and a director since August 2001 and serves on our Nominating and Governance Committee. Ms. Meidell’s term as a Class III director expires at the 2005 annual meeting.

She has been the President of American Retirement Planners since 1996. She is a Certified Financial Planner and NASD Registered Principal with Associated Securities Corp. and a Director of Associated Financial Group, Inc. She earned her first securities license in 1972 and has owned a financial services business since 1982. She received her B.S. from Idaho State University and an M.S. from the University of Arizona, and she has done post-graduate work in counseling.

        Neal E. Nakagiri, age 50, has been a director since August 2001 and serves on our Nominating and Governance Committee. His term as a Class III director expires at the 2005 annual meeting. Mr. Nakagiri was appointed Chief Executive Officer and President of Associated Financial Group, Inc. (“AFG”) in January 2000. Mr. Nakagiri is also a director of AFG. He is President of two wholly owned subsidiaries of AFG – Associated Securities Corp., a general securities broker-dealer and SEC registered investment advisor, and Associated Planners Investment Advisory, Inc., an SEC-registered investment advisor. He is a member of the State Bar of California and the Compliance and Legal Division of the Securities Industry Association. He is registered as a general securities, financial, options and municipal securities principal. Mr. Nakagiri also serves on the SIA Independent Firms committee and the NASD National Adjudicatory Council. Mr. Nakagiri has a B.A. degree in Economics from the University of California at Los Angeles and a J.D. from Loyola Law School of Los Angeles.

        John H. Redmond, age 62 and a director since August 2001, serves on our Audit, Compensation and Stock Option and Nominating and Governance Committees. Mr. Redmond’s term as a Class I director expires at the 2006 annual meeting. He has been active as a real estate advisor for over 30 years. From 1995 to the present, Mr. Redmond has served as President of John H. Redmond, Real Property Advisors, a real estate consulting firm in San Francisco. Prior to 1995, Mr. Redmond was associated with Coldwell Banker & Company, Grubb & Ellis Real Estate Services and was a founder of The Rubicon Group. Mr. Redmond has a B.A. from the University of Scranton and an M.S. from Boston University.

Other Executive Officer

        Charles P. Wingard, 46, was appointed to his current position as Secretary, Vice President and Chief Financial Officer of the company in July 2002. From October 2001 to July 2002, he was Vice President and Acting Chief Financial Officer. From August 2000 to September 2001, Mr. Wingard served as senior vice president and Chief Financial Officer of VelocityHSI, Inc. a publicly traded provider of high-speed Internet services to the apartment industry that was spun-off from BRE Properties, Inc. in August 2000. In August 2001, VelocityHSI, Inc. filed for protection under Chapter 7 of the U.S. Bankruptcy Code. From August 1996 to August 2000, Mr. Wingard was Vice President and Director of Financial Reporting for BRE Properties, Inc., a publicly traded real estate investment trust with over $1.5 billion in assets, where he was responsible for securities filings and compliance, loan administration and financial reporting. Mr. Wingard is a Certified Public Accountant and holds a B.S. in Accounting and Finance from the University of California, Berkeley.

CORPORATE GOVERNANCE

Board Organization and Meetings

        We currently maintain three board committees:

o	our audit committee, which we established in March 2002;

o	our nominating and governance committee, which we established in 2004; and

o	our compensation and stock option committee, which we established in September 2002.

        During the fiscal year ended December 31, 2003, the board of directors met four times and the audit committee met four times. Each of our directors attended each of our board and committee meetings in person or by conference call. In lieu of a compensation and stock option committee meeting, our independent directors, which consist of Ms. Meidell, Mr. Moore, Mr. Nakagiri and Mr. Redmond, performed that function in 2003 and for bonuses awarded in 2004 related to 2003 performance.

Audit Committee

        Our audit committee is currently composed of John H. Redmond (its chair) and James P. Moore. The board of directors has determined that Mr. Moore is an “audit committee financial expert” and that each of Mr. Redmond and Mr. Moore is “independent” under Section 121(A) of the American Stock Exchange listing standards and as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. Our audit committee operates under a written charter adopted by the board, which revised the charter on June 15, 2004 to comply with new SEC requirements and American Stock Exchange listing standards. Our updated audit committee charter is attached to this proxy statement as Appendix B.

Audit Committee Report

        During the fiscal year ended December 31, 2003, the audit committee was composed of Mr. Redmond, Mr. Moore, Patricia F. Meidell and Eric P. Von der Porten. Mr. Von der Porten did not stand for re-election as a director at our June 2003 annual meeting of stockholders. Ms. Meidell served as a member of our audit committee until June 2004. Mr. Moore became a member of our audit committee in April 2003 and has served since that time. The full audit committee met four times in 2003, and the chair and other members of the committee reviewed our quarterly reports on Form 10-Q with management and our independent auditors.

        Our audit committee is responsible for providing oversight of the independent audit process and the independent auditors, reviewing our financial statements and financial statements of our subsidiaries and discussing them with management and the independent auditors, reviewing and discussing with management and the independent auditors the adequacy and effectiveness of our internal accounting and disclosure controls and procedures, and providing legal and regulatory compliance and ethics programs oversight. The audit committee communicates regularly with our management, including our Chief Financial Officer, and with our auditors. The audit committee is also responsible for conducting an appropriate review of and pre-approving all related party transactions in accordance with American Stock Exchange listing standards, and evaluating the effectiveness of the audit committee charter at least annually.

        The audit committee has discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (communications with audit committees); it has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1; and it has discussed with the independent auditors the independent auditors’ independence from the company and our management. The audit committee reported its findings to our board of directors.

        In performing all of these functions, the audit committee acts only in an oversight capacity. The audit committee reviews our quarterly and annual reporting on Forms 10-QSB and Form 10-KSB prior to filing with the SEC. (We became a “small business issuer” under applicable SEC rules when we filed our quarterly report on Form 10-QSB in May 2004.) In its oversight role, the audit committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of our annual financial statements to generally accepted accounting principles.

        In reliance on the reviews and discussions referred to above, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the SEC. A copy of our Annual Report on Form 10-K is enclosed with these proxy materials.

        The audit committee’s report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the information contained in the report by reference, and it shall not be deemed filed under such acts.

Submitted by:
John H. Redmond, Chair
James P. Moore

Nominating and Governance Committee

        Given the new corporate governance requirements of the American Stock Exchange, on June 15, 2004 our Board adopted a nominating and governance committee charter, which is attached as Appendix C to this proxy statement. Our nominating and governance committee consists of Patricia F. Meidell, James P. Moore, Neal E. Nakagiri and John H. Redmond, each of whom is independent under Section 121(A) of the American Stock Exchange listing standards. The responsibilities of the nominating and governance committee include evaluating and recommending to the full board of directors the director nominees to stand for election at our annual meetings of stockholders. The committee is authorized to retain search firms and to compensate them for their services.

        The nominating and governance committee will examine each director nominee on a case-by-case basis regardless of who recommends the nominee. In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, the committee considers the following criteria, among others: the candidate’s availability, insight, practical wisdom, professional and personal ethics and values consistent with longstanding company values and standards, experience at the policy-making level in business, real estate or other areas of endeavor specified by the board, commitment to enhancing stockholder value, and ability and desire to represent the interests of all stockholders. The committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities.

        In addition to the qualification criteria above, the nominating and governance committee also takes into account whether a potential director nominee qualifies as an “audit committee financial expert” as that term is defined by the SEC, and whether the potential director nominee would qualify as an “independent” director under the listing standards of the American Stock Exchange.

        The nominating and governance committee evaluated our board’s three nominees, Mr. Coursey, Mr. Moore and Mr. Meredith, in light of the above criteria and recommended to the board that they be nominated for reelection as directors at the 2004 annual meeting. As described above, our board approved that recommendation.

        The nominating and governance committee will consider persons recommended by stockholders to become nominees for election as directors, provided that those recommendations are submitted in writing to our Corporate Secretary specifying the nominee’s name and qualifications for board membership. For a stockholder to nominate a director candidate, the stockholder must comply with the advance notice provisions and other requirements of Section 2.6 of our bylaws.

        Stockholders who intend to recommend a director candidate to the nominating and governance committee for consideration are urged to thoroughly review our nominating and governance committee charter and section 2.6 of our bylaws.

Compensation and Stock Option Committee

        This committee oversees our management of some of our human resources activities, including determining compensation for executive officers, granting stock options and the administering of our employee benefit plans. In 2003, the independent directors performed the functions of the compensation and stock option committee. In June 2004, the board (a) adopted a new compensation and stock option committee charter attached as Appendix D to this proxy statement, and (b) re-established the compensation and stock option committee, composed of John H. Redmond and James P. Moore. The independent directors approved the 2003 base salaries of our executive officers and their bonuses for 2003 performance.

Communications with Board of Directors

        The board of directors has established a process for stockholders to send communications to the board of directors. Stockholders may communicate with the board as a group or individually by writing to: The Board of Directors of Meredith Enterprises, Inc. c/o Chief Financial Officer, Meredith Enterprises, Inc., 3000 Sand Hill Road, Building 2, Suite 120, Menlo Park, California 94025. The Chief Financial Officer may require reasonable evidence that a communication or other submission is made by a Meredith Enterprises stockholder before transmitting the communication to the board or board member. On a periodic basis, the Chief Financial Officer will compile and forward all stockholder communications submitted to the board or the individual directors.

Fees to BDO Seidman, LLP

        Audit Fees. The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2003, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the first, second and third quarters of that fiscal year, were $103,160. For the year ended December 31, 2002, the aggregate fees billed by BDO Seidman for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2002, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year, were $78,635.

        Audit Related Fees. BDO Seidman billed no fees for professional services rendered that were reasonably related to the performance of the audit of our 2003 and 2002 financial statements, but which were not reported in the previous paragraph.

        Tax Fees. For the fiscal year ended December 31, 2002, the aggregate fees billed by BDO Seidman for professional services rendered related to tax compliance, tax advice and tax planning were $16,295. For the year ended December 31, 2002, the aggregate fees billed by BDO Seidman for professional services rendered related to tax compliance, tax advice, and tax planning were $9,800. In each year, these tax-related fees were for preparing tax returns and providing tax advice for the classification of the dividend for reporting to stockholders.

        All Other Fees. BDO Seidman billed us for no services for the fiscal year ended December 31, 2003, other than for the services described in the foregoing paragraphs. The aggregate fees billed by BDO Seidman for services rendered to us for the fiscal year ended December 31, 2002, other than for the services described in the foregoing paragraphs, were $6,000. These other fees relate primarily to audit activities related to properties we acquired in 2002.

Pre-approval Policy regarding Audit and Non-audit Services Performed by BDO Seidman, LLP

        Our audit committee pre-approval guidelines with respect to pre-approval of audit and non-audit services are summarized below.

        General. The audit committee is required to pre-approve the audit and non-audit services performed by the independent auditor to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the audit committee.

        Audit Services. The annual audit services engagement terms and fees are subject to the specific pre-approval of the audit committee. In addition to the annual audit services engagement specifically approved by the audit committee, the audit committee has granted general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide.

        Audit-related Services. Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and that are traditionally performed by the independent auditor. The audit committee believes that the provision of audit-related services does not impair the independence of the auditor.

        Tax Services. The audit committee believes that the independent auditor can provide tax services to us, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. The audit committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

        All Other Services. The audit committee has granted pre-approval to those permissible non-audit services classified as “all other services” that it believes are routine and recurring services, and would not impair the independence of the auditor.

        Pre-Approval Fee Levels. To facilitate management’s day-to-day conduct of our business, the audit committee deemed it advisable and in our best interests to permit certain routine, non-audit services without the necessity of pre-approval by the audit committee. Therefore, the audit committee expects to establish a pre-approval fee level per engagement. Any proposal for services exceeding this level will require specific pre-approval by the audit committee. Although management may engage non-audit services from our independent auditor within this limit, management cannot enter into any engagement that would violate the SEC’s rules and regulations related to auditor independence. These non-audit service engagements are to be reported to the audit committee as promptly as practicable.

Director Compensation

        Our non-employee directors receive $500 for each board meeting they attend in person, $200 for each telephonic meeting and $200 for each committee meeting attended, except for Mr. Coursey and Mr. Isakson, who receive $500 per meeting due to the cost of travel from their business locations. During 2003, we paid a total of $8,000 to our non-employee directors, exclusive of reimbursements for expenses. On February 10, 2004, five non-employee directors (Mr. Coursey, Mr. Isakson, Ms. Meidell, Mr. Moore, and Mr. Redmond) each received grants of options to purchase 1,667 shares of common stock at $16.00 per share, the fair market value on the date of grant. These options vested immediately on the date of the grant. Mr. Nakagiri and Ms. Meidell declined to accept any fees, and Mr. Nakagiri declined to accept options, for their service on the board.

        Directors are encouraged to attend our annual meetings of stockholders. Three of seven directors attended our 2003 annual meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following table sets forth, as of July 26, 2004, information regarding the shares of our common stock beneficially owned by each person who is known by us to own beneficially more than 5% of the common stock, by each director and nominee for director, by each named executive officer and by all directors and executive officers as a group. The amounts shown are based on information provided by the individuals named.

	Amount and
	Nature of		Percentage
	Beneficial		Beneficially
Name and Address of Beneficial Owner (1)	Ownership (2)		Owned (2)

Allen K. Meredith	219,556	(3)	20.7%
Kim Meredith	136,223	(4)	13.9%
Meredith I LLC	124,223	(5)	12.7%
Gary B. Coursey	1,667	(6)	*
E. Andrew Isakson	3,334	(7)	*
Patricia F. Meidell	2,166	(8)	*
James P. Moore	4,834	(9)	*
Neal E. Nakagiri	7,584	(10)	*
John H. Redmond	3,334	(7)	*
Charles P. Wingard	21,667	(11)	2.2%
Directors and officers as a group (8 persons)	264,142		24.1%

__________
* Less than 1%
(1)	The business address for each of these individuals is c/o Meredith Enterprises, Inc., 3000 Sand Hill Road, Building 2, Suite 120, Menlo Park, CA 94025.
(2)	To our knowledge and except as noted in the footnotes below, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable. Share amount and percentage figures are rounded to the nearest one-tenth of one percent. Percentage figures are based upon 976,965 shares of common stock outstanding as of July 26, 2004.
(3)	Mr. Meredith – includes (a) 12,000 shares he owns in joint tenancy with Ms. Meredith; (b) 83,333 shares that he may purchase upon the exercise of stock options that are currently exercisable or that will become exercisable within 60 days of July 26, 2004; and (c) 124,223 shares owned by Meredith I LLC, of which Mr. Meredith is a co-manager.
(4)	Ms. Meredith – includes (a) 12,000 shares she owns in joint tenancy with Mr. Meredith; and (b) 124,223 shares owned by Meredith I LLC, of which Ms. Meredith is a co-manager.
(5)	Meredith I LLC – Mr. and Ms. Meredith are co-managers of Meredith I, LLC.
(6)	Mr. Coursey – includes 1,667 shares that he may purchase upon the exercise of stock options that are currently exercisable.
(7)	For each of Mr. Isakson and Mr. Redmond – includes 3,334 shares that he may purchase upon the exercise of stock options that are currently exercisable.
(8)	Ms. Meidell – includes 499 shares she owns directly and 1,667 shares that she may purchase upon the exercise of stock options that are currently exercisable.
(9)	Mr. Moore – includes 1,500 shares he owns directly and 3,334 shares that he may purchase upon the exercise of stock options that are currently exercisable.

(10)	Mr. Nakagiri – includes shares held by Associated Financial Group, Inc. (“AFG”) and its affiliates, including its wholly-owned subsidiaries West Coast Realty Advisors, Inc. and West Coast Realty Management, Inc. Mr. Nakagiri is chief executive officer, president and a director of AFG. Mr. Nakagiri does not own any shares directly.
(11)	Mr. Wingard – includes 21,667 shares that he may purchase upon the exercise of stock options that are currently exercisable or that will become exercisable within 60 days of July 26, 2004.

EXECUTIVE COMPENSATION

        Our 401(k) retirement plan, which we established in 2003, is our only annuity, pension or retirement plans, or existing plan or arrangement pursuant to which compensatory payments are proposed to be made in the future to directors or officers. We did not make any equity-based grants, such as options or SARs, until 2003 when our board granted options to Mr. Meredith and Mr. Wingard as described below.

Summary Compensation Table

        The following table summarizes the compensation paid to Mr. Meredith and Mr. Wingard, our only executive officers. In these proxy materials, we sometimes refer to them as the “named executive officers.”

		Annual Compensation
		Salary	Bonus	Other
Name and Principal Position	Year	($)(1)	($)(2)	($)(3)

Allen K. Meredith	2003	200,000	30,000	1,000
President and Chief Executive	2002	200,000	20,000	-
Officer	2001	88,204	-	-

Charles P. Wingard	2003	125,000	18,750	625
Vice President and Chief	2002	125,000	12,500	-
Financial Officer	2001	20,821	-	-

___________
(1)	For 2001, represents salary from August 2001 for Mr. Meredith and October 2001 for Mr. Wingard. Also, for Mr. Meredith, includes $25,000 in consulting fees paid in 2002 for consulting work prior to becoming an employee and for Mr. Wingard, includes $1,350 of income from consulting.
(2)	Paid in following year for prior year performance.
(3)	Consists of our contribution to the 401(k) retirement plan.

Option Grants in 2003

        The following table provides information concerning each grant of stock options to the named executive officers during the year ended December 31, 2003:

Option Grants in Last Fiscal Year
________________________________________________________________________

Percent of
Total
Options
	Number of	Granted
	Securities	to
	Underlying	Employees	Exercise or
	Options	in Fiscal	Base Price	Expiration
Name	Granted (#)	Year	($/Sh)	Date
_____	__________	__________	_________	__________

Allen K. Meredith	66,667	78%	$10.25	3/3/13
Charles P. Wingard	16,667	20%	$10.25	3/3/13

        The following table provides information regarding the exercisability of options and the number of options held by the named executive officers who have been granted stock options, as of December 31, 2003:

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year End Option Values

	Number of Securities		Value of Unexercised
	Underlying Unexercised Options		In-the-Money Options
	at Fiscal Year End (#)		at Fiscal Year End ($)
__________________________________________________________________________

Name	Exercisable	Unexercisable	Exercisable	Unexercisable
_____	__________	____________	___________	____________

Allen K. Meredith	66,667	--	283,335	--
Charles P. Wingard	16,667	--	70,835	--

2004 Option Grants to Executive Officers

        On February 10, 2004, Mr. Meredith and Mr. Wingard were granted options to purchase 33,333 and 10,000 shares of our common stock, respectively, at an exercise price of $16.00 per share, the fair market value on the date of grant. The terms of Mr. Meredith and Mr. Wingard’s options provide for quarterly vesting such that all options will be fully vested by February 10, 2005, provided Mr. Meredith and Mr. Wingard continue to provide services to us.

401(k) Retirement Plan

        In 2003, we established a defined contribution retirement plan covering all employees with more than three months of continuous full-time employment. In addition to employee elective contributions, in 2003, we matched 100% of the employee’s elective contributions, up to 3% of the employee’s annual compensation.

Employment Contracts and Termination of Employment and Change in Control Arrangements

   Allen K. Meredith

        Effective June 15, 2004, we entered into an employment agreement with Allen K. Meredith to serve as our Chairman of the Board of Directors, President and Chief Executive Officer for an initial term of three years, with automatic renewal on a year-to-year basis thereafter unless terminated in accordance with its terms. The new employment agreement superseded the prior agreement dated August 22, 2001, as revised March 21, 2002. A summary of some of the material terms of this agreement follows:

        Base Salary.  Mr. Meredith currently receives a base salary of $200,000. The base salary is subject to negotiation yearly.

        Annual Cash Bonus.  Mr. Meredith is eligible to receive an annual cash bonus in an amount, if any, to be determined in the sole discretion of the compensation and stock option committee.

        Stock Options.  Mr. Meredith may be granted options to purchase shares of our common stock at an exercise price equal to the fair market value per share on the date of grant in the discretion of the compensation and stock option committee.

        Other Benefits.  Mr. Meredith is entitled: to fully participate in our group health and medical insurance and other benefit plans; to be reimbursed at the mileage rate established by the I.R.S for the business use of his personal car; to be indemnified as required by our bylaws, and to be insured in that regard; and to receive the vacation days, holiday pay and sick days specified in the agreement.

        Severance Benefits.  If, at any time during any automatic one-year renewal period, the employment of Mr. Meredith is terminated, he will be entitled to receive the benefits described below. If we terminate Mr. Meredith’s employment without cause or Mr. Meredith terminates his employment for good reason (as those terms are defined in his employment agreement), (a) he will a receive a lump sum payment equal to his then-annual base salary plus an amount equal to the average of his annual bonus, if any, over the most recent three years; and (b) Mr. Meredith, his spouse and dependents will continue to participate in our group insurance plans for one year. Upon termination due to disability or death, Mr. Meredith or his estate will receive all salary accrued but unpaid to the date of termination. Mr. Meredith may resign at any time upon 30 days written notice. Upon voluntary termination of employment by Mr. Meredith without good reason or if we terminate Mr. Meredith’s employment for cause, we will owe no further compensation to Mr. Meredith.

        Termination Following a Change in Control.  If Mr. Meredith is terminated or resigns within one year from a change in control (as defined in the employment agreement), he will receive a lump sum payment equal to his then base salary plus an amount equal to the average of his annual bonus, if any, over the most recent three years.

   Charles P. Wingard

        Effective April 7, 2003, we entered into an employment agreement with Charles P. Wingard to serve as our Secretary, Vice President and Chief Financial Officer for an initial term of one year, with automatic renewal on a year-to-year basis thereafter unless terminated in accordance with its terms. Mr. Wingard had previously served in those positions since July 2002 without an employment

agreement.     From October 2001 to July 2002, he was our Vice President and Acting Chief Financial Officer, also without an employment agreement. Certain material terms of this agreement follows:

        Base Salary.  Mr. Wingard currently receives a base salary of $127,500. The base salary is subject to negotiation yearly.

        Annual Cash Bonus. Mr. Wingard is eligible to receive an annual cash bonus in an amount, if any, to be determined in the sole discretion of the compensation and stock option committee.

        Stock Options. In accordance with his employment agreement, Mr. Wingard was granted options on March 3, 2003 to purchase 16,667 shares of our common stock at an exercise price equal to the fair market value per share on the date of grant. Future grants of options to purchase common stock may be made at the discretion of the compensation and stock option committee.

        Other Benefits. Mr. Wingard is entitled: to fully participate in our group health and medical insurance and other benefit plans; to be reimbursed at the mileage rate established by the I.R.S. for the business use of his personal car; to be indemnified as required by our bylaws, and to be insured in that regard; and to receive the vacation days, holiday pay and sick days specified in the agreement.

        Severance Benefits. If, at any time during any automatic one-year renewal period, the employment of Mr. Wingard is terminated, he will be entitled to receive the benefits described below. If we terminate Mr. Wingard’s employment without cause or Mr. Wingard terminates his employment for good reason (as those terms are defined in his employment agreement), (a) he will a receive a lump sum payment equal to his then-annual base salary plus an amount equal to the average of his annual bonus, if any, over the most recent three years; and (b) Mr. Wingard, his spouse and dependents will continue to participate in our group insurance plans for one year. Upon termination due to disability or death, Mr. Wingard or his estate will receive all salary accrued but unpaid to the date of termination. Mr. Wingard may resign at any time upon 30 days written notice. Upon voluntary termination of employment by Mr. Wingard without good reason or if we terminate Mr. Wingard’s employment for cause, we will owe no further compensation to Mr. Wingard.

        Termination Following a Change in Control. If Mr. Wingard is terminated or resigns within one year from a change in control (as defined in the employment agreement), he will receive a lump sum payment equal to his then base salary plus an amount equal to the average of his annual bonus, if any, over the most recent three years.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership of common stock and our other equity securities with the SEC and to provide us with copies of these filings. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the year ended December 31, 2003, each of our officers, directors and greater than ten percent beneficial owners who are obligated to file certain reports under Section 16(a) of the 1934 Act complied with the applicable filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We acquired the Northlake Festival Shopping Center near Atlanta, Georgia in October 2002. In connection with that transaction, we paid a real estate brokerage commission of $100,000 to Isakson-Barnhart Properties, Inc., and we have retained Isakson-Barnhart Properties, Inc. as the property manager of that shopping center. Isakson-Barnhart Properties manages over 1.0 million square feet of retail and office space in Georgia, North Carolina and Tennessee. E. Andrew Isakson, one of our directors, is president of Isakson-Barnhart Properties, Inc. Under the property management agreement, Isakson-Barnhart Properties manages, maintains and operates the shopping center for us. In return for its services, we pay a monthly property management fee to Isakson-Barnhart Properties equal to the greater of (a) 3% of the gross income of the property actually collected for that month or (b) $2,500. In addition, we pay Isakson-Barnhart Properties a leasing commission, in the range of $2.00 to $4.50 per square foot depending on the size of the space and whether there is a co-broker, on new leases or expansion of current leases. We also pay a construction maintenance fee of 5% of the total cost of tenant improvements or other construction where Isakson-Barnhart Properties supervises the project. Under this agreement, we paid Isakson-Barnhart Properties a total of $239,145 in the year ended December 31, 2003 and have paid Isakson-Barnhart Properties a total of $71,762 through July 12, 2004. The agreement is renewable annually, and either party is allowed to terminate the agreement upon 30 days’ prior written notice to the other. In addition, Mr. Isakson owns a 50% interest in a retail shopping center that is located adjacent to the retail shopping center.

        Gary B. Coursey, a nominee for director, has been the President of Gary B. Coursey and Associates, Inc. since its founding in 1971. We paid that firm $134,698 in 2003 for architectural services in connection with the Northlake Festival Shopping Center. In addition, we have paid that firm approximately $61,777 through July 12, 2004 for architectural services related to a shopping center in Garden Grove, California. Although we expect to pay that firm additional fees for architectural services necessary to satisfy various requirements of the City of Garden Grove for our Garden Grove Festival development, and possibly other work, we do not yet know what the amount of those fees will be.

INDEPENDENT AUDITORS FOR 2003

        We selected BDO Seidman, LLP, independent auditors, as our principal accounting firm to perform the audit for the year ended December 31, 2003, and we have engaged BDO Seidman to perform the SAS 71 reviews for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004. The audit committee will review the selection of auditors for the audit of the year ended December 31, 2004 upon the completion of the SAS 71 review of the September 30, 2004 financial statements. A representative of BDO Seidman is expected to be present either in person or by teleconference at the meeting and will be available to respond to appropriate questions. The representative will also have an opportunity to make a statement if he or she desires to do so. Approval of our accounting firm is not a matter that is required to be submitted to the stockholders.

PROPOSALS 2, 3 AND 4 –
AMENDMENTS TO THE COMPANY’S
CERTIFICATE OF INCORPORATION

Introduction

        Our board of directors believes that our current certificate of incorporation restricts our ability to raise capital and we believe allowing Mr. Meredith to buy additional shares will afford him greater financial incentives to grow the company and increase stockholder value. Additionally, the number of shares we have authorized under our current certificate of incorporation results in a substantial franchise tax payment each year. The proposed amendments are intended to address these issues. The proposals would amend the certificate:

1.	to reduce the number of authorized common shares from 15,000,000 to 4,000,000;

2.	to authorize the issuance of up to 1,000,000 shares of preferred stock; and

3.	to increase Allen K. Meredith’s ownership limit from 29% to 39% of the company’s outstanding shares, to reduce the ownership limit of our other stockholders from 5.0% to 2.5% and to clarify the ownership limits.

        The board of directors is recommending to our stockholders that they approve and adopt each of the amendments to the certificate of incorporation, which we sometimes refer to as the certificate of amendment, and which is attached as Appendix A-1. We summarize below the principal differences between the current certificate and the proposed certificate of amendment, which incorporates each of the proposed amendments. The description is subject to the provisions of Delaware law and to the full text of the proposed amendment to the certificate as shown on Appendix A-1. You should carefully review the entire text of the proposed amendments to the certificate with the full text of our current certificate of incorporation attached as Appendix A-2.

        We will file the certificate of amendment with the Secretary of State of the State of Delaware only upon the receipt of the approval of the affirmative vote of the holders of a majority of the outstanding common shares entitled to vote, and, with respect to Proposal 4, the additional approval of the affirmative vote of the holders a majority of the outstanding common shares cast on the proposal, excluding shares Mr. Meredith owns or over which he has voting power.

        If we do not receive the approval of our stockholders on all of the proposed amendments, we will revise the certificate of amendment to reflect only those amendments for which we did receive approval, and then file it as so revised. Specifically we will revise the certificate of amendment as follows before filing it:

o	If we fail to receive the required approval for Proposal 2 and also fail to receive the required approval for Proposal 3, we will delete Section 1 from the certificate of amendment.

o	If we receive the required approval for Proposal 2 but not Proposal 3, we will revise Section 1 of the certificate of amendment (a) to reduce the number of authorized shares of common stock from 15,000,000 to 4,000,000 and to reflect that the total number of authorized shares is 4,000,000 and (b) to delete all provisions of Section 1 that refer to preferred stock.

o	If we receive the required approval for Proposal 3 but not Proposal 2, we will (a) revise Section 1 of the certificate of amendment to reflect that the number of authorized shares of common stock remains at 15,000,000 and the total number of authorized shares will increase to 16,000,000 and (b) retain the proposed provisions of Section 1 of the certificate of amendment regarding preferred stock.

o	If we fail to receive the required approval for Proposal 4, we will delete Sections 2 through 5 of the certificate of amendment.

        The background for the proposals to amend our certificate of incorporation and a description of the principal changes resulting from the amendments are described below.

        Some of the provisions in the proposed amendments have or may have the effect of deterring a takeover of the company. We have identified those provisions in the following discussion of the principal changes resulting from the amendments, and we have prepared a more detailed explanation of these matters under the heading “Anti-takeover Effects of the Proposed Amendments” on page 24 below. Stockholders should also consider carefully the other information contained in this proxy statement in evaluating the potential advantages, disadvantages, terms and conditions of proposed amendments.

The Board recommends a vote FOR each of the proposals
to amend our certificate of incorporation.

Background

        The board of directors has determined that to maximize our stockholder value, we should revise our capital structure (a) to reduce our franchise tax obligations, and (b) to give our management greater flexibility to raise capital. The board of directors has also determined that we must continue to motivate Mr. Meredith to use his skills as a real estate investor and developer for the long-term benefit of the company. We believe that the proposed amendments to our certificate of incorporation will help to achieve these goals.

        In light of the competitive nature of our business, we believe it makes good business sense to make the proposed changes to our certificate of incorporation. These amendments will (1) reduce our overall expenses by reducing our franchise taxes, (2) provide additional flexibility in our capital-raising efforts, (3) reduce the expenses and delay of seeking stockholders’ approval of or waivers to specific capital-raising transactions in which we issue preferred stock and (4) provide additional motivation to Mr. Meredith to continue to grow the company and increase stockholder value.

Proposal 2 – Reduction in Authorized Shares of Common Stock

        Under article 4.1 of our existing certificate of incorporation, we are authorized to issue 15,000,000 shares of common stock, with each share having a par value of $.01. The number of shares of common stock that we are authorized to issue is far greater than the approximately 977,000 shares of common stock currently issued and outstanding. Under Section 1 of the certificate of amendment, we will reduce the number of shares of common stock that we are authorized to issue from

15,000,000 shares to 4,000,000 shares, while retaining the par value of $.01 per share. The decrease in the number of shares of common stock will allow us to save approximately $60,000 per year in Delaware franchise taxes. We believe that even with this reduction in authorized shares, we will still have an adequate number of authorized but unissued shares of common stock to allow us to engage in future capital raising and/or acquisition efforts, although no particular transactions of that nature are presently contemplated.

        The board has carefully evaluated Proposal 2 and believes that it advisable and is in the best interests of the company and its stockholders.

Proposal 3 – Authorization of Shares of Preferred Stock

        Under our existing certificate of incorporation, we do not have the authority to issue preferred stock. If our stockholders approve Proposal 3, we will be authorized to issue up to 1,000,000 shares of preferred stock, $.01 par value per share. Under the proposed amendments to article 4.2 of the certificate of incorporation, the board is authorized to define the rights, powers, designations, preferences and qualifications of the preferred stock – a structure that is commonly referred to as “blank check” preferred stock. We believe that having blank check preferred stock available to us will provide us with additional flexibility to raise private capital. Because the board will determine the rights, powers, designations, preferences and qualifications of any preferred stock we may issue – without additional stockholder approval – the board can negotiate terms with investors on an expedited basis. We believe that this will also help to reduce costs because we will not have to seek stockholder approval to issue the preferred shares unless we are required to obtain stockholder approval for the transaction under the rules of the American Stock Exchange. Although we presently contemplate no particular transaction involving the issuance of preferred stock, we believe that preferred stock would be a likely component in raising capital.

        Specifically, the proposed amendment will allow us to issue up to 1,000,000 shares of preferred stock in one or more series by filing the required certificate with the secretary of state of Delaware. The board will have the authority, among other things, to determine:

o	the designation of the series, which may be by distinguishing number, letter or title;

o	the number of shares of the series, which number the board may thereafter (except where otherwise provided in the preferred stock designation) increase or decrease, but not below the number of shares thereof then outstanding;

o	the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

o	dates at which dividends, if any, shall be payable;

o	the redemption rights and price or prices, if any, for shares of the series;

o	the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

o	the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the company;

o	whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the company or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which the shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

o	restrictions on the issuance of shares of the same series or of any other class or series; and

o	the voting rights, if any, of the holders of shares of the series.

        The board has carefully evaluated Proposal 3 and believes that it is advisable and in the best interests of the company and its stockholders.

Proposal 4 – Changes in and Clarification of the Ownership Limits

        Under article 5 of our existing certificate of incorporation, Mr. Meredith’s beneficial ownership limit is 29% of the outstanding shares. If our stockholders approve Proposal 4, Mr. Meredith’s beneficial ownership limit will be increased from 29% to 39% and the beneficial ownership limit for all other stockholders will be reduced from 5.0% to 2.5%. Although the amendment forbids any stockholder who now beneficially owns more than 2.5% of our outstanding common shares from increasing that ownership in the future, the stockholder can retain indefinitely the shares the stockholder now owns. As described in more detail below, these ownership limitations are designed to meet one of the requirements for preserving the company’s status as a real estate investment trust, or REIT, for tax purposes, which is that five or fewer persons cannot own more than 50% of the outstanding common stock. Sections 2 through 5 of the certificate of amendment reflect Proposal 4.

        As discussed above, the board of directors believes that it is in the best interests of stockholders to expand and grow the company and increase stockholder value. The board recognizes that to achieve this goal, the company must have access to additional capital and continue to provide the necessary financial and other incentives to Mr. Meredith. The board believes that by increasing Mr. Meredith’s ownership limit from 29% to 39%, Proposal 4 will serve these interests.

        Mr. Meredith has indicated his interest in increasing his investment in the company through various entities in which he has an ownership stake, and has asked the board of directors to consider the proposed amendment to permit him to own a greater percentage of the company’s outstanding shares of common stock. Additional investment by Mr. Meredith could take place through the open-market or in privately negotiated transactions. The board believes that the most likely source of additional capital to grow the company will be through private investment and recognizes the potential benefits to the company of Mr. Meredith having an increased ownership stake in the company. By increasing Mr. Meredith’s ownership limit, the board will permit Mr. Meredith to make further capital investments that will give him a greater economic incentive to grow the company and increase stockholder value. Mr. Meredith has informed the board that he has no current plans for any particular investment but that he may make such a proposal in the future if the company has the legal authority to accept such a proposal.

        Article 5.1 of our current certificate of incorporation addresses restrictions on transfer, acquisition and redemption of shares. Article 5.1.2 of our current certificate of incorporation is intended to prevent any single stockholder or group of affiliated stockholders other than Mr. Meredith, the “Excluded Holder,” from acquiring beneficial ownership of more than 5.0% of the outstanding shares of our common stock. These provisions are intended to assure that we comply with certain federal income tax regulations applicable to REITs. (Our current certificate of incorporation and the certificate of amendment retain references to a 5.0% “constructive ownership” limitation that is designed to ensure that we comply with a separate REIT requirement under I.R.S. regulations.)

        Article 5, as amended by the certificate of amendment, includes provisions that are designed, like the same article of our current certificate of incorporation, to preserve our REIT status. Article 5, as amended by the certificate of amendment, prohibits any single stockholder or group of affiliated stockholders, other than Mr. Meredith, from beneficially acquiring more than 2.5% of the outstanding shares of our common stock. Under the amended Article 5, Mr. Meredith or persons affiliated with Mr. Meredith as described in the following paragraph may acquire up to 39% of our outstanding common stock. (As explained in the following paragraph, these percentage limits cover not only shares directly owned by an individual but also other shares he or she is deemed to own indirectly.) Therefore, the ownership percentage for all other stockholders is being reduced to assure that no five stockholders or groups of affiliated stockholders own 50% or more of the outstanding shares of our common stock. Under the amended certificate, Mr. Meredith’s stock ownership with any other four stockholders cannot exceed 49%, even if each stockholder in the calculation holds the maximum number of shares that it is entitled to own. Because the amended certificate will permit Mr. Meredith to acquire beneficial ownership of up to 39% of the outstanding common stock, he has a substantial interest in the stockholders’ approval of the amended certificate.

        Specific attribution rules apply in determining whether Mr. Meredith owns more than 39% of the outstanding shares of our common stock or whether any other stockholder owns more than 2.5% of the outstanding shares. Under these rules, any shares owned by a corporation, partnership, estate or trust are deemed to be owned proportionately by its respective stockholders, partners, or beneficiaries. Further, an individual stockholder is deemed to own any shares that are owned, directly or indirectly, by that stockholder’s brothers and sisters, spouse, parents or other ancestors, and children or other descendants. In addition, a stockholder is deemed to own any stock that he can acquire by exercising options.

        If the Proposal 4 is approved and effected, we will conspicuously note the restrictions on our new form of stock certificate that will evidence the shares, and the revised legend will be as provided in section 5.2. We will also instruct our transfer agent not to recognize attempts to transfer our common stock in excess of the threshold established in the transfer restrictions. The transfer agent also will have the right, before recognizing a proposed transfer, to request an affidavit from a proposed transferee regarding the transferee’s ownership.

        If a prohibited transfer occurs, then it will be considered void as if it had never occurred. A prohibited transfer is one that would:

o	result in a transferee, other than Mr. Meredith, acquiring beneficial ownership of more than 2.5% of our outstanding shares of common stock,

o	result in Mr. Meredith acquiring beneficial ownership of more than 39% of our outstanding shares of common stock or

o	result in our outstanding common stock being beneficially owned by fewer than 100 persons.

        The transfer restrictions should not, however, interfere with the settlement process for securities trades. The certificate of incorporation, as amended by the certificate of amendment, provides that it will not preclude the settlement of any transaction entered into through the facilities of any United States or foreign securities exchange or quotation system on which the stock of the company is listed or admitted to trading.

        If the board or its designees determines in good faith that a prohibited transfer has taken place or is intended, the board or its designees are authorized to take any action they deem advisable to refuse to give effect to or to prevent the transfer. These actions include refusing to give effect to the transfer on the books of the company, instituting legal proceedings to enjoin the transfer or redeeming the shares of common stock purported to be transferred for an amount equal to their Redemption Price. “Redemption Price” means the price at which the company is entitled to redeem shares of stock, which will equal the lesser of

(a)	the price per share to be paid in the transaction which if effective would cause the ownership limit of the transferee to be violated; or

(b)	the market price of the shares of stock on the date the company calls the shares for redemption.

        “Market price” generally means the last reported sales price reported on the Amex on the trading day immediately preceding the relevant date.

        In accordance with I.R.S. requirements, our stockholders will be required to disclose in writing to us, upon our demand, any information with respect to their direct and indirect ownership of common stock, as we deem necessary to ensure compliance with the transfer restrictions.

        The certificate of incorporation, as amended by the certificate of amendment, authorizes the board to adjust the beneficial ownership percentage ownership limits described above for Mr. Meredith and other stockholders, provided that if the percentage ownership limit of any person is increased, the percentage ownership limit of all other persons must be adjusted so that no five persons beneficially own in excess of 49% of the common stock.

        The board has carefully evaluated Proposal 4 and believes that it is advisable and in the best interests of the company and its stockholders. The board conditioned its recommendation of Proposal 4 on the additional requirement that it be approved by the affirmative vote of the holders of a majority of the outstanding common shares cast on the proposal, excluding shares Mr. Meredith owns or over which he has voting power. The board determined that this second vote was advisable in view of the nature of this amendment and because Mr. Meredith beneficially owned approximately 13.9% of our outstanding common stock and intended to vote his shares in favor of the amendment. This percentage, unlike the percentage reflected in Security Ownership of Certain Beneficial Owners and Management, reflects only the outstanding shares he beneficially owns that can be voted at the meeting; shares underlying outstanding options are excluded. The board believes that this second vote requirement provides an additional indication of the fairness of the amendment by ensuring that the amendment would be approved by a majority of the company’s stockholders voting on the amendment who were not in a position that could be viewed as having influence upon, and conflicting interests with respect to, the amendment. In calculating the votes for Proposal 4, any votes representing shares Mr. Meredith owns or over which he has voting power will be excluded in determining whether this additional requirement has been satisfied. The remaining votes on this amendment will be aggregated, and if a majority of the votes cast are in favor of this amendment, it will pass (so long as the holders of a majority of the outstanding common stock also voted in favor of the amendment).

Anti-takeover Effects of the Proposed Amendments

   General

        As noted above, the proposed amendments may have the effect of deterring a takeover of the company. First, the REIT protective provisions that increase the percentage ownership limit for Mr. Meredith from 29% to 39% and lower the permitted percentage ownership limits for anyone other than Mr. Meredith to 2.5% from 5.0% may prevent our stockholders from receiving the benefit from any premium to the market price of our common stock offered by a bidder in a takeover context. Second, the grant of authority for the blank check preferred stock will empower the board of directors to issue preferred stock without stockholder approval, subject to applicable government regulatory restrictions and the listing requirements of the American Stock Exchange. These shares of preferred stock may have dividend, liquidation, conversion, voting or other rights that could adversely affect the voting power or other rights of the holders of the common stock, thereby discouraging, delaying or preventing a takeover. Even in the absence of a takeover attempt, the existence of these provisions may adversely affect the prevailing market price of our common stock if they are viewed as discouraging takeover attempts in the future. These provisions may facilitate management entrenchment that may delay, defer or prevent a change in our control, which may not be in the best interests of our stockholders. For this reason, the current directors and executive officers of the company may have a substantial interest in the approval of the proposed amendments that stockholders of the company may not share. For the reasons explained in the following section, however, the directors have concluded that, on balance, these provisions are in the best interests of the company and its stockholders.

   Existing Anti-Takeover Devices

        Current Certificate of Incorporation. The current certificate does contain provisions that may have the effect of deterring a takeover. These provisions include:

o	REIT protective provisions that limit beneficial ownership by anyone other than Mr. Meredith to 5.0%;

o	a classified board of directors with staggered, three-year terms;

o	provisions giving the board of directors sole power to set the number of directors;

o	provisions giving stockholders the right to remove directors only for cause and only by the affirmative vote of a majority of the total voting power of the outstanding shares of common stock;

o	prohibition on stockholders from calling special meetings of stockholders; and

o	advance notice requirements for stockholder proposals and nominations for election to the board of directors at stockholder meetings.

Further, the current certificate of incorporation authorizes 15,000,000 shares of common stock, which are approximately 14,000,000 more shares than the number of shares currently outstanding. The company could issue, within the limits imposed by applicable law, shares of authorized and available common stock as a means to dilute public ownership of the company and thereby discourage a potential adverse acquirer from seeking control of the company.

        Delaware Law. Section 203 of the Delaware General Corporation Law provides, in relevant part, that the corporation shall not engage in any business combination for a period of three years following the time on which such stockholder first becomes an “interested stockholder” unless

(a)	before the stockholder first becomes an “interested stockholder,” the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an “interested stockholder,”

(b)	upon becoming an “interested stockholder,” the stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding certain shares) or

(c)	on or after the time on which the stockholder becomes an “interested stockholder,” the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the “interested stockholder.”

Our board has approved Mr. Meredith and his affiliates becoming an interested stockholder.

        Although Section 214 of the Delaware General Corporation Law provides that a corporation’s certificate of incorporation may provide for cumulative voting for directors, our certificate of incorporation does not provide for cumulative voting. As a result, the holders of a majority of the shares of common stock have the ability to elect all of the directors being elected at any annual meeting of stockholders.

   Analysis of Anti-takeover Effects of the Proposed Amendments

        Reduced Percentage Ownership Limit. The certificate of incorporation, as amended by the certificate of amendment, provides that no person other than Mr. Meredith can beneficially own more than 2.5% of our outstanding shares, a material decrease from the 5.0% beneficial ownership limit specified in our current certificate. This provision, although required to protect our status as a REIT under the federal tax laws as a corresponding change arising from the increased ownership limit for Mr. Meredith, may further delay, defer or prevent a change in our control because it limits the ability of a hostile party to accumulate an even smaller position in our stock.

        Authorization of Blank-Check Preferred Stock. The certificate of incorporation, as amended by the certificate of amendment, provides that the board may issue up to 1,000,000 of preferred stock and that it has the power to fix the designation, powers, preferences and rights of those shares. Blank check preferred stock can provide a board with additional financial flexibility to respond to and discourage a hostile bid. For example, a board may create a barrier to a takeover that is not in the best interests of the corporation and its stockholders by placing a new issue of preferred stock in the hands of a friendly outside party. A corporation may also designate terms in such preferred stock that can have an antitakeover effect.

        Even though the board believes that these proposed amendments would help to protect the company’s stockholders and may help the company obtain the best price in a potential transaction, stockholders should also note that there are certain disadvantages to the proposed amendments. The proposed amendments may have the effect of deterring or delaying certain types of takeover attempts that incumbent directors may not approve, but that the holders of a majority of the shares of common stock may deem to be in their best interests or in which some or all of the company’s stockholders may receive a substantial premium over the prevailing market price of their shares of common stock. The proposed amendments may delay the assumption of control by a holder of a large block of common stock and the removal of incumbent directors and management, even if that removal may be beneficial to some or all of the company’s stockholders. By discouraging takeover attempts, the proposed amendments also could have the incidental effect of inhibiting the temporary fluctuations in the market price of common stock that often result from actual or rumored takeover attempts.

        The board of directors recognizes that a takeover might in some circumstances be beneficial to some or all of the company’s stockholders, but, nevertheless, believes that the stockholders as a whole will benefit from the adoption of the proposed amendments.

        Stockholders should consider carefully that the potential anti-takeover effects of the proposed amendments may prevent our stockholders from receiving the benefit from any premium to the market price of our common stock offered by a bidder in a takeover context. Even in the absence of a takeover attempt, the existence of these provisions may adversely affect the prevailing market price of our common stock if they are viewed as discouraging takeover attempts in the future. In addition, the issuance of preferred stock pursuant to the proposed amendments may result in dilution to our existing stockholders, including the possible decrease in our net income per share in future periods. This may also adversely affect the prevailing market price of our common stock. Stockholders should also consider the information contained in this proxy statement in evaluating the potential advantages, disadvantages, terms and conditions of Proposals 3 and 4.

OTHER MATTERS TO BE PRESENTED AT THE MEETING

        The board of directors is not aware of any other matter that may properly come before the annual meeting. If any other matter not mentioned in this proxy statement is brought before the annual meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to those matters in accordance with their judgment and applicable law.

ANNUAL REPORT FOR 2003

        Included with these proxy materials is a copy of our 2003 Annual Report on Form 10-K, without exhibits but including an exhibit index, as filed with the SEC. We will furnish to each person whose proxy is solicited, on the written request of that person, a copy of the exhibits to that annual report for a charge of ten cents per page. Please direct your request to Charles P. Wingard, our Secretary and Chief Financial Officer, 3000 Sand Hill Road, Building 2, Suite 120, Menlo Park, California 94025.

        Please date, sign and return the enclosed proxy card in the enclosed envelope. Prompt response is helpful and your cooperation will be appreciated.

BY ORDER OF THE BOARD OF DIRECTORS:

/s/ Allen K. Meredith
Allen K. Meredith
President, Chief Executive Officer and
Chairman of the Board of Directors

PROXY
MEREDITH ENTERPRISES, INC.
ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 21, 2004

        The undersigned stockholder of Meredith Enterprises, Inc. (the “Company”) hereby nominates, constitutes and appoints Allen K. Meredith and Charles P. Wingard, and each of them, as agents and proxies of the undersigned, each with full power of substitution, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at The Sand Hill Conference Center, 3000 Sand Hill Road, Menlo Park, California 94025 on September 21, 2004 at 11:00 AM local time, and at any and all postponements or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows, as further described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

        1.        ELECTION OF DIRECTORS. Electing Gary B. Coursey, James P. Moore and Allen K. Meredith to serve on the board of directors of the Company.

FOR [ ]	AUTHORITY WITHHELD [ ]

(Instructions: to grant authority to vote for all of the nominees named above, check the “FOR” box; to withhold authority for any individual nominee, check the “FOR” box and cross out the name of the individual above; to withhold authority for all nominees, check the “authority withheld” box. Failure to check either box will be deemed a grant of authority to vote for all of the nominees named above.)

        2.        AMENDMENT OF CERTIFICATE OF INCORPORATON TO REDUCE THE NUMBER OF AUTHORIZED COMMON SHARES.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

        3.        AMENDMENT OF CERTIFICATE OF INCORPORATON TO AUTHORIZE THE ISSUANCE OF PREFERRED STOCK.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

        4.        AMENDMENT OF CERTIFICATE OF INCORPORATON TO INCREASE THE ALLOWED OWNERSHIP OF ALLEN K. MEREDITH, DECREASE THE ALLOWED OWNERSHIP OF OTHER STOCKHOLDERS AND GENERALLY CLARIFY THE OWNERSHIP LIMITATIONS.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

        This proxy contains authority to and shall be voted in accordance with the recommendations of the board of directors unless a contrary instruction is indicated, in which case, the proxy shall be voted in accordance with the instructions. On all matters, if any, presented at the annual meeting, this proxy shall be voted in accordance with the recommendations of the board of directors.

(Please Sign and Date on Other Side)

Date: ________________________________________
I do ___ do not ___ expect to attend the meeting.

_____________________________________________
(Signature of Stockholder)

_____________________________________________
(Signature of Stockholder)

(Please date this proxy and sign your name as it appears
on the Company's stock ownership records. Executors,
administrators, trustees, etc. should give their full
titles. All joint owners should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS, AND MAY BE
REVOKED BEFORE ITS EXERCISE BY FILING
WITH THE SECRETARY OF THE COMPANY
AN INSTRUMENT REVOKING THIS PROXY,
OR A DULY EXECUTED PROXY BEARING A
LATER DATE, OR BY APPEARING AND
VOTING IN PERSON AT THE MEETING.

Appendix A-1 –
Proposed Amendment to Certificate of Incorporation

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MEREDITH ENTERPRISES, INC.

          Meredith Enterprises, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware

(the "Corporation"), does hereby certify that:

1.     The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Article Fourth thereof in its entirety and inserting the following in lieu thereof:

4.1. Authorized Stock.

4.1.1 The total number of shares of capital stock that the Corporation shall have authority to issue is Five Million (5,000,000), consisting of One million (1,000,000) shares of preferred stock, par value $0.01 per share (the “Preferred Stock”), and Four Million (4,000,000) shares of common stock, par value $.01 per share (the “Common Stock”).

4.1.2 The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

4.2. Preferred Stock.

4.2.1 The Preferred Stock may be issued from time to time in one or more series. The Board is hereby authorized to provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the applicable law of the State of Delaware (hereinafter referred to as “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each thereof. The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(a) The designation of the series, which may be by distinguishing number, letter or title.

(b) The number of shares of the series, which number the Board may thereafter (except where otherwise provided in the Preferred Stock Designation)

A-1-1

Appendix A-1 –
Proposed Amendment to Certificate of Incorporation

increase or decrease (but not below the number of shares thereof then outstanding).

(c) The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative.

(d) Dates at which dividends, if any, shall be payable.

(e) The redemption rights and price or prices, if any, for shares of the series.

(f) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

(g) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(h) Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made.

(i) Restrictions on the issuance of shares of the same series or of any other class or series.

(j) The voting rights, if any, of the holders of shares of the series.

4.2.2 The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as may otherwise be provided in this Restated Certificate of Incorporation, in a Preferred Stock Designation or by applicable law, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to vote at or receive notice of any meeting of stockholders.

4.2.3 The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

A-1-2

Appendix A-1 –
Proposed Amendment to Certificate of Incorporation

2.     The Restated Certificate of Incorporation of the Corporation is further hereby amended by inserting the following definitions in Section 5.1.1 in lieu of the corresponding existing definitions, and adding new definitions as follows where there are no corresponding existing definitions:

“Excess Ownership” shall mean the percentage of the outstanding Common Stock of the Corporation which any Person other than the Excluded Holder Beneficially Owns in excess of the Ownership Limit.

“Excluded Holder” shall mean Allen K. Meredith (and/or any Person who is a Beneficial Owner of shares as a result of the Beneficial Ownership of shares by Mr. Meredith and/or any Person if any of the shares owned by such Person would be aggregated with the shares owned by Allen K. Meredith for purposes of determining the Beneficial Ownership of Allen K. Meredith).

“Excluded Holder Limit” shall mean 39% of the outstanding shares of the Common Stock, less the aggregate of the Excess Ownership of all Persons other than the Excluded Holder as determined from time to time. For purposes of determining the Excluded Holder Limit, the amount of shares of Common Stock outstanding at the time of the determination shall be deemed to include the maximum number of shares that the Excluded Holder may Beneficially Own with respect to options issued pursuant to an option plan, but shall not include shares that may be Beneficially Owned solely by other Persons upon the exercise of options.

“Ownership Limit” shall initially mean two and one half percent (2.5%) (in value or in number of shares, whichever is more restrictive) of the outstanding Common Stock, provided that after any adjustment as set forth in Sections 5.1.8 and 5.1.9, shall mean such greater percentage of the outstanding Common Stock as so adjusted, provided that the Board of Directors may, in its discretion, adjust the Ownership Limit of any Person provided that after such adjustment, the Ownership Limit of all other persons shall be adjusted such that in no event may any five Persons Beneficially Own more than 49% of the Common Stock.

3.     The Restated Certificate of Incorporation of the Corporation is further hereby amended by deleting Sections 5.1.2(a) and (c) in their entirety and inserting the following in lieu thereof:

(a) Prior to the Restriction Termination Date, no Person (other than the Excluded Holder) shall Beneficially Own shares of Common Stock in excess of the Ownership Limit, and no Person (other than the Excluded Holder) shall Constructively Own shares of Common Stock in excess of 5.0% of the outstanding Common Stock, provided, however, that any Person exceeding such limits on the effective date of this Certificate of Amendment shall be permitted to retain such shares of Common Stock in excess of the foregoing limits, but shall be subject to the provisions of Section 5.1.5(c) hereof.

(c) Prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person (other than the Excluded Holder)

A-1-3

Appendix A-1 –
Proposed Amendment to Certificate of Incorporation

Constructively Owning Common Stock in excess of 5.0% of the outstanding Common Stock or Beneficially Owning Shares of Common Stock in excess of the Ownership Limit, or would result in the Excluded Holder Beneficially Owning Common Stock in excess of 39.0% of the outstanding Common Stock, shall be void ab initio as to the Transfer of such shares of Common Stock which would be otherwise Constructively Owned or Beneficially Owned by such Person, as applicable, in excess of such amount; and the intended transferee shall acquire no rights in such shares of Common Stock.

4.     The Restated Certificate of Incorporation of the Corporation is further hereby amended by deleting Section 5.1.5 in its entirety and inserting the following in lieu thereof:

5.1.5 Owners Required To Provide Information. Prior to the Restriction Termination Date,

(a) every Beneficial Owner of more than 2% (or such other percentage, between 1/2 of 1% and 2%, as provided in the Code) of the outstanding Common Stock shall, within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner, the number of shares of Common Stock Beneficially Owned, and description of how such shares are held. Each such Beneficial Owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT;

(b) each Person who is a Beneficial Owner or Constructive Owner of Common Stock and each Person (including the stockholder of record) who is holding Common Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT; and

(c) every Beneficial Owner, other than the Excluded Holder, of more than 2.5% of the outstanding Common Stock on the effective date of this Certificate of Amendment shall, within 30 days of the effective date hereof, give written notice to the Corporation stating the name and address of such Beneficial Owner, the number of shares Beneficially Owned, and a description of how such shares are held. Thereafter, each such Beneficial Owner shall, within 30 days after selling or otherwise disposing of Beneficial Ownership of an aggregate of 5,000 shares or more since any prior notice, give written notice to the Corporation of the number of shares sold or otherwise disposed of. Upon receipt of such notices, the Corporation shall recalculate the aggregate Excess Ownership of all Persons other than the Excluded Holder, and in the event the aggregate Excess Ownership of all such Persons has decreased by 1% or more of the then outstanding number of shares of Common Stock, the Corporation shall so notify the Excluded Holder, who shall thereupon be permitted to increase his Beneficial Ownership accordingly.

A-1-4

Appendix A-1 –
Proposed Amendment to Certificate of Incorporation

5.     The Restated Certificate of Incorporation of the Corporation is further hereby amended by deleting Section 5.2 in its entirety and inserting the following in lieu thereof:

5.2 Legends for Common Stock Certificates. Each certificate for Common Stock shall bear the following legend:

“THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR THE PURPOSE OF THE CORPORATION’S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. EXCEPT AS OTHERWISE PERMITTED UNDER THE CERTIFICATE OF INCORPORATION OF THE CORPORATION, AS AMENDED, NO PERSON MAY BENEFICIALLY OWN SHARES OF COMMON STOCK IN EXCESS OF 2.5% (OR SUCH OTHER PERCENTAGE AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS OF THE CORPORATION) OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION, AND NO PERSON MAY CONSTRUCTIVELY OWN SHARES OF COMMON STOCK IN EXCESS OF 5.0% (OR SUCH OTHER PERCENTAGE AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS OF THE CORPORATION) OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION. ANY PERSON WHO ATTEMPTS TO BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF COMMON STOCK IN EXCESS OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION. ANY TRANSFER WHICH IF EFFECTIVE WOULD CAUSE ANY PERSON OTHER THAN THE EXCLUDED HOLDER TO BENEFICIALLY OWN MORE THAN 2.5% OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION OR CONTRUCTIVELY OWN MORE THAN 5.0% OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION (OR SUCH OTHER LIMITS AS THE BOARD OF DIRECTORS OF THE CORPORATION SHALL DETERMINE) SHALL BE VOID AB INITIO. AMONG OTHER THINGS, IF THE BOARD OF DIRECTORS DETERMINES THAT A PURPORTED TRANSFER, IF EFFECTIVE, WOULD VIOLATE THE FOREGOING RESTRICTIONS, THE PURPORTED TRANSFEREE OF SUCH SHARES SHALL BE DEEMED TO HAVE GRANTED AN OPTION TO THE CORPORATION TO REDEEM SUCH SHARES AT A PRICE EQUAL TO THE LESSER OF: (i) THE PRICE TO BE PAID IN THE TRANSACTION WHICH, IF EFFECTIVE, WOULD VIOLATE THE FOREGOING LIMITATIONS; OR (ii) THE FAIR MARKET VALUE OF SUCH SHARES AS OF THE DATE OF EXERCISE OF SUCH OPTION. ALL TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE CORPORATION’S RESTATED CERTIFICATE OF INCORPORATION, AS SUCH MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS. IF THE RESTRICTIONS ON TRANSFER ARE VIOLATED, THE SHARES OF

A-1-5

Appendix A-1 –
Proposed Amendment to Certificate of Incorporation

COMMON STOCK REPRESENTED HEREBY MAY BE AUTOMATICALLY REDEEMED.”

6.     The foregoing amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly appointed officer, on this ___ day of _______________, 2004.

MEREDITH ENTERPRISES, INC. By:_________________________ Name: Office:

A-1-6

Appendix A-2 –
Current Certificate of Incorporation

RESTATED CERTIFICATE OF INCORPORATION
OF
MEREDITH ENTERPRISES, INC.
(FORMERLY NAMED WEST COAST REALTY INVESTORS, INC.)

        The following is the Restated Certificate of Incorporation (“Certificate”) of WEST COAST REALTY INVESTORS, INC. (the “Corporation”), originally incorporated as ASSOCIATED PLANNERS REALTY INVESTORS, INC., the name of which was subsequently changed to WEST COAST REALTY INVESTORS, INC. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 26, 1989.

        This Certificate was duly adopted by the board of directors of the Corporation (the “Board”) in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. The Certificate of Incorporation of the Corporation as heretofore amended is hereby amended and restated to read in its entirety as follows.

Article 1
Name

        The name of the Corporation is WEST COAST REALTY INVESTORS, INC.

Article 2
Registered Office and Registered Agent

        The address of the Corporation’s registered office in the State of Delaware is 229 South State Street, City of Dover, County of Kent. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

Article 3
Purpose

        The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

Article 4
Authorized Capital; Reverse Stock Split

     4.1.         Authorized Capital.

                   4.1.1         The total number of shares of capital stock that the Corporation shall have authority to issue is Fifteen Million (15,000,000) shares of common stock, par value $.01 per share (the “Common Stock”), or $150,000 par value in the aggregate.

A-2-1

Appendix A-2 –
Current Certificate of Incorporation

                   4.1.2         Except as may otherwise be provided in this Restated Certificate of Incorporation (this “Certificate”) or by applicable law, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders, and the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes.

                   4.1.3         The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

     4.2.        Reverse Stock Split.

                   4.2.1         Effective as of the filing of this Certificate with the Secretary of State of the State of Delaware (the “Effective Time”), a one-for-three reverse stock split of the Corporation’s common stock shall become effective, pursuant to which each three shares of common stock, par value $.01 per share (“Old Common Stock”), outstanding and held of record by each stockholder of the Corporation immediately before the Effective Time and each such share of Old Common Stock held in the treasury of the Corporation immediately before the Effective Time shall (a) be reclassified and combined into one share of Common Stock (as defined in Section 4.1.1(a) above), automatically and without any action by the holder thereof upon the Effective Time, and (b) shall represent one share of Common Stock from and after the Effective Time. No fractional shares of Common Stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by three times the then Market Price of the Old Common Stock as defined below.

                   4.2.2         Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of fractional shares of Common Stock), provided, however, that each person of record holding a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of shares of Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified.

Article 5
Rights and Restrictions of Common Stock

    5.1.        Restrictions on Transfer to Preserve Tax Benefit.

                   5.1.1         Definitions. For the purposes of this Article 5, the following terms shall have the following meanings:

        “Beneficial Ownership” shall mean ownership of Common Stock by a Person who would be treated as an owner of such shares of Common Stock either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

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Appendix A-2 –
Current Certificate of Incorporation

        “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

        “Common Stock” shall mean the $.01 par value common stock issued by the Corporation.

        “Constructive Ownership” shall mean ownership of Common Stock by a Person who would be treated as an owner of such shares of Common Stock either directly or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

        “Excluded Holder” shall mean Allen K. Meredith (and/or any Person who is a Beneficial Owner of shares as a result of the Beneficial Ownership of shares by Mr. Meredith).

        “Excluded Holder Limit” shall mean 29% of the outstanding shares of the Common Stock. For purposes of determining the Excluded Holder Limit, the amount of shares of Common Stock outstanding at the time of the determination shall be deemed to include the maximum number of shares that the Excluded Holder may Beneficially Own with respect to options issued pursuant to an option plan, but shall not include shares that may be Beneficially Owned solely by other Persons upon the exercise of options.

        “Market Price” shall mean the last reported sales price reported on the American Stock Exchange on the trading day immediately preceding the relevant date, or if the Common Stock is not then traded on the American Stock Exchange, the last reported sales price of the Common Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Common Stock may be traded, or if the Common Stock is not then traded over any exchange or quotation system, then the market price of the Common Stock on the relevant date as determined in good faith by the Board of Directors of the Corporation.

        “Ownership Limit” shall initially mean five percent (5.0%) (in value or in number of shares, whichever is more restrictive) of the outstanding Common Stock, provided that after any adjustment as set forth in Sections 5.1.8 and 5.1.9, shall mean such greater percentage of the outstanding Common Stock as so adjusted, provided that the Board of Directors may, in its discretion, adjust the Ownership Limit of any Person provided that after such adjustment, the Ownership Limit of all other persons shall be adjusted such that in no event may any five Persons Beneficially Own more than 49% of the Common Stock.

        “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter which participates in a public offering of the Common Stock for a period of 25 days following the purchase by such underwriter of the Common Stock.

        “Redemption Price” shall mean the price at which the Corporation shall be entitled to redeem shares of Common Stock which shall equal the lesser of (a) the price per share to be paid in the transaction which if effective would cause the Ownership Limit of the transferee to be violated or in the case of a gift, the Market Price of the shares of Common Stock as of the date of the gift; or (b) the Market Price of the shares of Common Stock on the date the Corporation calls such shares for redemption.

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Appendix A-2 –
Current Certificate of Incorporation

        “REIT” shall mean a Real Estate Investment Trust under Section 856 of the Code.

        “Restriction Termination Date” shall mean the day on which the Board of Directors of the Corporation determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT, and only after the stockholders of the Corporation have approved the discontinuation of the Corporation to qualify as a REIT by the affirmative vote of a majority in voting power of the outstanding capital stock of the Corporation entitled to vote thereon at a meeting of stockholders called for that purpose.

        “Transfer” shall mean any sale, transfer, gift, assignment, devise or other disposition of Common Stock (including (a) the granting of any option or entering into any agreement for the sale, transfer or other disposition of such Common Stock or (b) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Common Stock), whether voluntary or involuntary, whether of record or beneficially and whether by operation of law or otherwise.

                   5.1.2         Restriction on Transfers. Subject to the provisions of Sections 5.1.8 and 5.1.9:

                                        (a)        Prior to the Restriction Termination Date, no Person (other than the Excluded Holder) shall Beneficially Own shares of Common Stock in excess of the Ownership Limit, and no Person (other than the Excluded Holder) shall Constructively Own shares of Common Stock in excess of 5.0% of the outstanding Common Stock.

                                        (b)        Prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person (other than the Excluded Holder) Beneficially Owning Common Stock in excess of the Ownership Limit or would result in the Excluded Holder Beneficially Owning Common Stock in excess of the Excluded Holder Limit shall be void ab initio as to the Transfer of such shares of Common Stock which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit or Excluded Holder Limit, as applicable; and the intended transferee shall acquire no rights in such shares of Common Stock.

                                        (c)        Prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person (other than the Excluded Holder) Constructively Owning Common Stock in excess of 5.0% of the outstanding Common Stock or would result in the Excluded Holder Beneficially Owning Common Stock in excess of 29.0% of the outstanding Common Stock shall be void ab initio as to the Transfer of such shares of Common Stock which would be otherwise Constructively Owned by such Person in excess of such amount; and the intended transferee shall acquire no rights in such shares of Common Stock.

                                        (d)        Prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Common Stock being Beneficially Owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of such shares of Common Stock which would be otherwise beneficially owned by the transferee; and the intended transferee shall acquire no rights in such shares of Common Stock.

                   5.1.3        Remedies For Breach.   If the Board of Directors or its designees shall at any time determine in good faith that a Transfer has taken place in violation of Section 5.1.2 or that a

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Appendix A-2 –
Current Certificate of Incorporation

Person intends to acquire or has attempted to acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any shares of Common Stock in violation of Section 5.1.2, the Board of Directors or its designees shall take such action as it deems advisable to refuse to give effect or to prevent such Transfer, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation, instituting proceedings to enjoin such Transfer or redeeming the shares of Common Stock purported to be transferred for an amount equal to their Redemption Price.

                   5.1.4         Notice of Restricted Transfer. Any Person who acquires or attempts to acquire Common Stock in violation of Section 5.1.2, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Corporation’s status as a REIT.

                   5.1.5        Owners Required To Provide Information. Prior to the Restriction Termination Date,

                                        (a)        every Beneficial Owner of more than 5% (or such other percentage, between 1/2 of 1% and 5%, as provided in the Code) of the outstanding Common Stock shall, within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner, the number of shares of Common Stock Beneficially Owned, and description of how such shares are held. Each such Beneficial Owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT; and

                                        (b)        each Person who is a Beneficial Owner or Constructive Owner of Common Stock and each Person (including the stockholder of record) who is holding Common Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT.

                   5.1.6        Remedies Not Limited. Subject to the provisions of Section 5.1.12, nothing contained in this Article 5 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation’s status as a REIT.

                   5.1.7        Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article 5, including any definition contained in Section 5.1.1, the Board of Directors shall have the power to determine the application of the provisions of this Article 5 with respect to any situation based on the facts known to it.

                   5.1.8        Modification of Ownership Limit. Subject to the limitations provided in Section 5.1.9, the Board of Directors may from time to time adjust the Ownership Limit with regard to any Person.

                  5.1.9         Limitations on Modifications.

                                        (a)        If the Ownership Limit of any Person shall be increased, the Ownership Limit of all other Persons shall be adjusted such that no five Persons Beneficially Own in excess of 49% of the Common Stock.

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Appendix A-2 –
Current Certificate of Incorporation

                                        (b)        Prior to the modification of any Ownership Limit pursuant to Sections 5.1.8 or 5.1.10, the Board of Directors of the Corporation may require such opinions of counsel, affidavits, undertaking or agreements as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT.

                  5.1.10         Exceptions.

                                        (a)        The Board of Directors, with a ruling from the Internal Revenue Service or an opinion of counsel, may exempt a Person from the Ownership Limits if such Person is not an individual for purposes of Section 542(a)(2) of the Code as modified by Section 856(h) of the Code, and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership of such Common Stock will violate the Ownership Limit and agrees that any violation or attempted violation will result in the redemption of such Common Stock in accordance with this Article 5.

                                        (b)        The Board of Directors, with a ruling from the Internal Revenue Service or an opinion of counsel, may exempt a Person from the limitation on a Person Constructively Owning shares of Common Stock in excess of 5.0% of the outstanding Common Stock if such Person does not and represents that it will not own, directly or constructively (by virtue of the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code), more than a 5.0% interest (as set forth in Section 856(d)(2)(B)), in a tenant of the Corporation and the Corporation obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact and agrees that any violation or attempted violation will result in the exemption of such shares of Common Stock in excess of 5.0% of the outstanding Common Stock in accordance with this Article 5.

                   5.1.11        Termination of REIT Status. The Corporation shall maintain its status as a REIT until such time as the Board of Directors of the Corporation determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT, and after the stockholders of the Corporation have approved the discontinuation of the Corporation to qualify as a REIT by the affirmative vote of a majority in voting power of the outstanding capital stock of the Corporation entitled to vote thereon at a meeting of stockholders called for that purpose.

                   5.1.12        Stock Exchange Transactions. Nothing in this Article 5 shall preclude the settlement of any transaction entered into through the facilities of any United States or foreign securities exchange or quotation system on which the stock of the Corporation is listed or admitted to trading. The fact that the settlement of any transaction may occur shall not negate the effect of any other provision of this Article 5 and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article 5.

        5.2.      Legends for Common Stock Certificates. Each certificate for Common Stock shall bear the following legend:

“THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR THE PURPOSE OF THE CORPORATION’S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. NO PERSON MAY BENEFICIALLY OWN SHARES OF COMMON STOCK IN EXCESS OF 5.0% (OR SUCH OTHER PERCENTAGE AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS OF THE CORPORATION) OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION, AND NO PERSON MAY CONSTRUCTIVELY OWN SHARES OF COMMON STOCK IN EXCESS OF THE ABOVE

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Appendix A-2 –
Current Certificate of Incorporation

LIMITATIONS.     ANY PERSON WHO ATTEMPTS TO BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF COMMON STOCK IN EXCESS OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION. ANY TRANSFER WHICH IF EFFECTIVE WOULD CAUSE ANY PERSON TO BENEFICIALLY OWN MORE THAN 5.0% OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION (OR SUCH OTHER LIMITS AS THE BOARD OF DIRECTORS OF THE CORPORATION SHALL DETERMINE) SHALL BE VOID AB INITIO. AMONG OTHER THINGS, IF THE BOARD OF DIRECTORS DETERMINES THAT A PURPORTED TRANSFER, IF EFFECTIVE, WOULD VIOLATE THE FOREGOING RESTRICTIONS, THE PURPORTED TRANSFEREE OF SUCH SHARES SHALL BE DEEMED TO HAVE GRANTED AN OPTION TO THE CORPORATION TO REDEEM SUCH SHARES AT A PRICE EQUAL TO THE LESSER OF: (i) THE PRICE TO BE PAID IN THE TRANSACTION WHICH, IF EFFECTIVE, WOULD VIOLATE THE FOREGOING LIMITATIONS; OR (ii) THE FAIR MARKET VALUE OF SUCH SHARES AS OF THE DATE OF EXERCISE OF SUCH OPTION. ALL TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE CORPORATION’S RESTATED CERTIFICATE OF INCORPORATION, AS SUCH MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS. IF THE RESTRICTIONS ON TRANSFER ARE VIOLATED, THE SHARES OF COMMON STOCK REPRESENTED HEREBY MAY BE AUTOMATICALLY REDEEMED.”

        5.3      Severability. If any provision of this Article 5 or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

Article 6
Term

        The corporation is to have perpetual existence.

Article 7
Board of Directors

        7.1      In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, amend or repeal the Bylaws of the Corporation and to authorize and cause to be executed, mortgages and liens upon the property and franchises of the Corporation. The stockholders of the Corporation may also from time to time make, amend or repeal the Bylaws of the Corporation by an affirmative vote of a majority of the total number of votes of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

        7.2      The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. The total number of directors constituting the entire Board shall be not less than three nor more than ten, with the then-authorized number of directors being fixed from time to time by the Board.

        7.3      The Board shall be divided into three classes, as nearly equal in number as possible, designated Class I, Class II and Class III. Class I directors shall initially serve until the first annual meeting of stockholders following the Effective Time; Class II directors shall initially serve until the

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Appendix A-2 –
Current Certificate of Incorporation

second annual meeting of stockholders following the Effective Time; and Class III directors shall initially serve until the third annual meeting of stockholders following the Effective Time. Commencing with the first annual meeting of stockholders following the Effective Time, directors of each class the term of which shall then expire shall be elected to hold office for a three-year term and until the election and qualification of their respective successors in office. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible.

        7.4      Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his successor shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director.

        7.5      Any director, or the entire Board, may be removed from office at any time, but only for cause and only by the affirmative vote of a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Article 8
Place of Meetings; Election of Directors; and Special Meetings

        The stockholders and directors shall have the power to hold their meetings and to keep the books, documents, and papers of the Corporation outside the State of Delaware, at such places as may be from time to time designated by the Bylaws or by resolution of the stockholders or directors, except as otherwise may be required by the laws of Delaware. Election of Directors need not be by written ballot unless the Bylaws of the Corporation shall so provide. Special meetings of the stockholders for any purpose may be called at any time only by the written request of the Board, the Chairman of the Board, the Chief Executive Officer or the President of the Corporation. Such request shall state the purpose or purposes of the proposed meeting.

Article 9
Limitation of Liability

        To the maximum extent permitted by Delaware law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (c) under Section 174 of the General Corporation Law of the State of Delaware, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be limited or eliminated to the fullest extent permitted by the amended General Corporation Law of the State of Delaware. Any repeal or modification of this Article shall be prospective only, and shall not adversely affect any elimination or limitation of the personal liability of a director of the Corporation existing at the time of such repeal or modification.

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Appendix A-2 –
Current Certificate of Incorporation

Article 10
Stockholder Action By Consent

        No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders.

Article 11
Right to Amend

        The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate, in the manner now or hereafter prescribed by statute, including any amendment altering the terms or contract rights, as expressly set forth in this charter, of any shares of outstanding stock, and all rights conferred upon stockholders, directors and officers herein are granted subject to this reservation.

        IN WITNESS WHEREOF, WEST COAST REALTY INVESTORS, INC. has caused its corporate seal to be hereunto affixed and this Certificate to be signed by Allen K. Meredith, its President, Chief Executive Officer and Chairman of the Board, this 15th day November, 2002.

/s/ Allen K. Meredith
Allen K. Meredith, Preisdent, Chief Executive
Officer and Chairman of the Board of Directors

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Appendix B –
Audit Committee Charter

MEREDITH ENTERPRISES, INC.

AUDIT COMMITTEE CHARTER

Adopted June 15, 2004

        This Charter identifies the composition, purpose, authority, meeting requirements and responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Meredith Enterprises, Inc. (the “Company”) as approved by the Board.

1.     Composition

        The Committee shall be composed of at least two directors, each of whom must:

(a)	be “independent” as defined by the applicable rules of the American Stock Exchange (“Amex”);

(b)	meet the criteria for independence set forth in Securities and Exchange Commission (“SEC”) Rule 10A-3(b)(1); and

(c)	be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.

        At least one member of the Committee shall be financially sophisticated, in that he or she shall have employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background which results in financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board shall appoint the members of the Committee on an annual basis, and members may serve one or more consecutive terms on the Committee.

2.     Purpose

        The purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

3.     Authority, Duties and Responsibilities

        The Committee will have the following rights, authority, duties and responsibilities:

        A.    Financial Reporting and Independent Audit Process

                The oversight responsibility of the Committee in the area of financial reporting is to provide reasonable assurance that the Company’s financial disclosures and accounting practices accurately portray the financial condition, results of operations, cash flows, plans and long-term commitments of the Company on a consolidated basis. To accomplish this, the Committee shall:

(1)	Provide oversight of the independent audit process and the Company’s independent auditors, including direct responsibility, as a committee of the Board, for:

Appendix B –
Audit Committee Charter

a.	Appointing, compensating, retaining and overseeing the work of the independent auditors. The Committee will have the sole authority to appoint, determine funding for, evaluate, and, as necessary, replace the independent auditors, which shall report directly to the Committee.

b.	Resolving any disagreements between management and the independent auditors regarding financial reporting.

c.	Appointing, compensating, retaining and overseeing the work of any registered public accounting firm engaged for the purpose of performing other audit, review or attest services for the Company, and approving all engagements and the fees and terms with respect thereto for all non-audit services to be provided by the independent auditors (except that the Committee may delegate to one or more Committee members authority to pre-approve such services between regular meetings), and establishing policies and procedures for the engagement of the independent auditors to provide permissible non-audit services.

d.	Obtaining and reviewing at least annually a formal written statement from the independent auditors describing all relationships between the independent auditors and the Company, and any other relationships that may adversely affect the independence of the auditors, and assessing the independence of the auditors, including whether the auditors’ performance of permissible non-audit services is compatible with the auditors’ independence.

e.	Actively engaging in a dialogue with the independent auditors with respect to any relationships or services disclosed by the independent auditors that may affect the independent auditors’ objectivity and independence, and recommending to the Board that it take any action that the Committee believes is appropriate to oversee the independence of the independent auditors.

(2)	Review and discuss with management and the independent auditors the quarterly and annual financial statements (including disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations) and recommend the reports for filing with the SEC. Such review shall include, at a minimum, the review of the information required by SEC rules to be provided to the Committee by the independent auditor.

         B.      Internal Control

                   The responsibility of the Committee in the area of internal control, in addition to the actions described in Section 3.A above, is to:

(1)	Review and discuss with management and the independent auditors the adequacy and effectiveness of (a) the Company’s internal controls, including any significant deficiencies in internal controls and significant changes in such controls reported to the Committee by the independent auditors or management; and (b) the Company’s disclosure controls and procedures and management reports thereon, including reports made by the Company’s Chief Executive Officer and Chief Financial Officer relating to any deficiencies or weaknesses in the design or operation of internal control over

Appendix B –
Audit Committee Charter

financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

(2)	Provide oversight of the Company’s legal and regulatory compliance and ethics programs, including:

a.	Creation and maintenance of procedures for:

i.	Receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

ii.	Confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

b.	Review of results of auditing or other monitoring programs designed to prevent or detect violations of laws or regulations.

c.	Review of corporate policies relating to compliance with laws and regulations, ethics, conflict of interest and the investigation of misconduct or fraud.

d.	Review of reported cases of employee fraud, conflict of interest, unethical or illegal conduct.

         C.      Miscellaneous

(1)	Report Committee activities and findings to the Board on a regular basis.

(2)	Report Committee activities in the Company’s annual proxy statement to stockholders as required by SEC rules.

(3)	Conduct an appropriate review of and pre-approve all related party transactions in accordance with Amex listing standards.

(4)	Evaluate the effectiveness of this charter at least annually and recommend appropriate changes.

4.        Meetings

        The Committee shall meet at least quarterly, or more often if warranted, to receive reports and to discuss the quarterly and annual financial statements, including disclosures and other related information. The Committee shall meet separately, at each meeting, with Company management and the independent auditors to discuss matters that the Committee or any of such persons believes should be discussed privately. The Committee shall conduct its meetings in accordance with the Company’s Bylaws.

Appendix B –
Audit Committee Charter

5.     Outside Advisors

        The Committee shall have the authority to retain, and determine the fees and other retention terms for, such legal, accounting and other advisors to the Committee as it determines necessary to carry out its functions, without deliberation or approval by the Board or management.

6.     Company Funding

        The Company shall provide for appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for payment of (a) compensation to the independent auditors for the provision of audit services and any approved non-audit services and to any registered public accounting firm engaged to perform other audit, review or attest services for the Company, (b) compensation to any advisors engaged by the Committee under Section 5 above, and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

7.      Administration and Operations

        The Committee shall conduct its meetings in accordance with the Company’s Bylaws. Except as provided in the Bylaws, the Committee may fix its own rules of procedure.

Appendix C –
Nominating and Governance Committee Charter

MEREDITH ENTERPRISES, INC.

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Adopted June 15, 2004

1.     Purpose

        The Nominating and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Meredith Enterprises, Inc. (the “Company”) is charged with the responsibility of the oversight of the composition of the Board and its committees and identification and recommendation of individuals to become Board members.

2.     Composition

        The Committee shall be composed of at least two directors who are “independent” under the applicable rules of the American Stock Exchange (“Amex”). The Board shall appoint the members of the Committee on an annual basis, and members may serve one or more consecutive terms on the Committee.

3.     Responsibilities

         The Committee shall:

A.	Develop and revise, as appropriate, Board membership criteria. Primary consideration is to be given to the then current needs of the Board.

B.	Recommend the number of directors to comprise the Board at any given time.

C.	Evaluate and recommend to the Board nominees for election to the Board by the stockholders at annual meetings of stockholders. Evaluate and recommend persons to fill vacancies on the Board that may occur. The Committee will review its recommendations with the Chief Executive Officer. The Committee shall have:

i.	the sole authority to retain and terminate any search firm to be used to identify director candidates, and

ii.	the sole authority to approve the search firm’s fees and other retention terms.

D.	Evaluate the independence of directors pursuant to federal and state legislation and the rules and guidelines of the Securities and Exchange Commission (“SEC”) and Amex and make recommendations with respect thereto to the full Board.

E.	Review with the Board for its consideration the relationships and transactions considered by the Committee, and the reasons for its decisions, to inform the Board in connection with the Board’s determination of director independence. Following approval by the Board of Directors, the Committee shall direct the Committee Chairman, or the Chairman’s designee, along with the Chief Executive Officer, to extend invitations for Board membership to prospective directors.

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Appendix C –
Nominating and Governance Committee Charter

F.	Recommend membership of the standing committees, including membership of the Committee, to the Board at least annually, and from time to time review the stated responsibilities of the Board’s committees.

G.	Review total compensation for non-employee directors at least annually and recommend any changes to the Board.

H.	Report regularly to the Board.

4.     Meetings

        The Committee shall meet at least once per year and at such times as deemed appropriate by the Chairman of the Committee or any two of the members of the Committee. A quorum for the transaction of any business by the Committee shall be a majority of the members of the Committee. The act of a majority of the directors present at any meeting of the Committee at which a quorum is present shall be the act of the Committee. The Committee may also act by unanimous written consent. The Committee shall meet in executive session as it deems appropriate. The Committee shall conduct its meetings in accordance with the Company’s Bylaws.

5.     Outside Advisors

        The Committee shall have the authority to retain, and determine the fees and other retention terms for, such legal, accounting and other advisors to the Committee as it determines necessary to carry out its functions, without deliberation or approval by the Board or management.

6.     Company Funding

        The Company shall provide for appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for payment of (a) compensation to any advisors engaged by the Committee under Section 3 or 5 above, and (b) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

7.     Proxy Statement Disclosures

        The Committee may adopt (a) a policy regarding the Committee’s consideration of candidates proposed by stockholders; (b) the minimum criteria, as well as special skills and qualities, that the Committee believes are necessary for one or more of the Company’s directors to possess (including the criteria specified above); and (c) a process for identifying and evaluating Director nominees (including candidates recommended by stockholders). In connection with the foregoing, the Committee shall keep in mind that the Company’s proxy statements shall disclose the foregoing as and to the extent required under applicable rules adopted by the SEC.

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Appendix D –
Compensation and Stock Option Committee Charter

MEREDITH ENTERPRISES, INC.

COMPENSATION AND STOCK OPTION COMMITTEE CHARTER

Adopted June 15, 2004

1.     Purpose

        The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Meredith Enterprises, Inc. (the “Company”) is charged with broad responsibility for review and oversight of executive compensation as well as administering the Company’s stock option plan and any other equity-based and incentive compensation plans. The Committee shall also have those duties delegated to it, if any, under the Company’s employee benefit plans.

2.     Composition

        The Board shall appoint the members of the Committee on an annual basis, and members may serve one or more consecutive terms on the Committee. Each of the members of the Committee, which shall consist of at least two members, shall be:

A.	“independent” as established by the Nominating and Governance Committee based on applicable rules of the American Stock Exchange (“Amex”);

B.	a “non-employee director” as defined in Securities and Exchange Commission (“SEC”) Rule 16b-3; and

C.	an “outside director” as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended

        In appointing members to the Committee, the Board shall consider broad management experience, general familiarity with executive compensation programs, knowledge of and/or experience with corporate performance measurement and incentive approaches and ability to assert opinions different from those of management.

3.     Responsibilities

        The Committee shall:

A.	Review and approve executive officers’ annual performance goals for the coming year.

B.	Evaluate the performance of the Chief Executive Officer at least annually and determine the Chief Executive Officer’s total compensation and the individual elements thereof, based upon such evaluation, and review it with the independent directors of the Board.

C.	Determine the compensation level of the Chief Executive Officer for the coming year. In determining the long-term incentive compensation component, the Committee shall consider the Company’s performance and relative stockholder return, the value of

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Appendix D –
Compensation and Stock Option Committee Charter

similar incentive awards to Chief Executive Officers at comparable companies, and the awards given to the Chief Executive Officer in past years. The Chief Executive Officer shall not be present during voting or deliberations.

D.	Evaluate the performance of the Company’s other executive officer(s) and determine their total compensation and the individual elements thereof based upon such evaluation, and determine the compensation level of such executive officer(s) for the coming year.

E.	Produce an annual report on executive compensation for inclusion in the Company’s proxy statement, if required by and in accordance with applicable SEC rules and regulations.

F.	Make all equity-based grants to executive officers, subject to any required approval by stockholders.

G.	Review and recommend to the Board for approval any equity-based plans and incentive compensation plans (and material amendments thereto) and monitor the administration of such plans, subject to any required approval by stockholders, and take actions required of it under any such plans.

H.	Take actions required of it under the various employee benefit plans of the Company.

I.	Grant options or awards in accordance with, and otherwise exercise the authority given the “Committee” under, the 2002 Stock Option Plan.

4.     Meetings

A.	The Committee shall meet at least once per year and at such times as deemed appropriate by the Chairman of the Committee or by any two members of the Committee. A quorum for the transaction of any business by the Committee shall be a majority of the members of the Committee. The act of a majority of the directors present at any meeting of the Committee at which a quorum is present shall be the act of the Committee. The Committee may also act by unanimous written consent. The Committee shall conduct its meetings in accordance with the Company’s Bylaws.

B.	The Committee shall meet regularly in executive session. The Committee shall make regular reports to the full Board of all matters approved or reviewed by the Committee. The Committee shall determine from time to time best practices for the conduct of its meetings, such as development of agenda, review of materials in advance of meetings and establishment of a Committee calendar for recurring items.

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Appendix D –
Compensation and Stock Option Committee Charter

5.     Outside Advisors

        The Committee shall have the authority to retain, and determine the fees and other retention terms for, such legal, accounting and other advisors to the Committee as it determines necessary to carry out its functions, without deliberation or approval by the Board or management.

6.     Company Funding

        The Company shall provide for appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for payment of (a) compensation to any advisors engaged by the Committee under Section 5 above, and (b) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

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